UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

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PETMED EXPRESS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PETMED EXPRESS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 30, 2021

TO THE OWNERS OF COMMON STOCK OF PETMED EXPRESS, INC.

The 2021 Annual Meeting of Stockholders (“Annual Meeting”) of PetMed Express, Inc., a Florida corporation (the “Company”) will be held on Friday, July 30, 2021 at 1:00 p.m., Eastern Time, at the Company’s headquarters, 420 South Congress Avenue, Delray Beach, FL 33445. We are actively monitoring the health and safety concerns and government recommendations and restrictions relating to COVID-19. If you are planning to attend this year’s Annual Meeting, masks may be required. As always, we encourage you to vote your shares prior to the Annual Meeting.

The purposes of the meeting are:

1.	To elect five directors to our Board of Directors;

2.	To conduct an advisory vote on named executive officer compensation;

3.	To ratify the appointment of RSM US LLP as the independent registered public accounting firm for the Company to serve for the 2022 fiscal year;

4.	To consider and vote upon a stockholder proposal regarding mandatory retirement age for directors, if properly presented at the Annual Meeting; and

5.	To transact any other business as may properly come before the meeting.

These items are described in the attached Proxy Statement.

Only stockholders of record at the close of business on Monday, June 1, 2021, the record date, are entitled to notice of and to vote at the Annual Meeting, or any adjournments or postponements of the Annual Meeting. On June 1, 2021, there were 20,269,313 shares of common stock issued and outstanding.

We would like to extend a personal invitation for you to join us at our Annual Meeting. Your vote is important to us and to our business. We ask that you please cast your vote, as soon as possible. We encourage you to sign and return your proxy card or voting instructions via the Internet or mail prior to the meeting, so that your shares will be represented and voted at the meeting even if you attend the Annual Meeting. If you attend, you may withdraw your proxy and vote in person. An admission card, brokerage statement, or proof of ownership of the Company’s common stock, as well as a form of personal photo identification, must be presented in order to be admitted to the Annual Meeting.

This Notice of Annual Meeting, and the accompanying Proxy Statement, form of proxy card and our Annual Report on Form 10-K for the year ended March 31, 2021 are first being distributed to stockholders on or about June 18, 2021.

By Order of the Board of Directors, /S/ MENDERES AKDAG MENDERES AKDAG Chief Executive Officer, President, Director

Delray Beach, Florida

June 18, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on July 30, 2021: The Proxy Statement, along with our Annual Report on Form 10-K for the year ended March 31, 2021, is available at: http://viewproxy.com/1800petmeds/2021.

PETMED EXPRESS, INC.

420 South Congress Avenue

Delray Beach, FL 33445

PROXY STATEMENT

This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors (“Board of Directors” or “Board”) of PetMed Express, Inc. (the “Company,” “PetMed Express, Inc.,” “we,” “us,” “our”) for use at our 2021 Annual Meeting of Stockholders (“Annual Meeting”). Our Annual Meeting will be held on Friday, July 30, 2021, at 1:00 p.m., Eastern Time, at the Company’s headquarters, 420 South Congress Avenue, Delray Beach, FL 33445. If you require directions to the Annual Meeting please call (561) 526-4444, extension 8195.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS, ANNUAL MEETING, AND VOTING

What am I voting on?

1.	The election of five directors to our Board of Directors (Leslie C.G. Campbell, Peter S. Cobb, Gian M. Fulgoni, Ronald J. Korn, and Jodi Watson).
2.	Executive compensation (an advisory non-binding vote).
3.	The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the 2022 fiscal year.
4.	Stockholder proposal regarding mandatory retirement age for directors, if properly presented at the Annual Meeting.

All director nominees are current Board members who were elected by stockholders at the 2020 Annual Meeting, except for Ms. Watson who was appointed by the Board of Directors as a director on May 25, 2021, and Mr. Cobb, whose Board service would commence upon his election at the Annual Meeting. Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, the Company does not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our stockholders give the proxy holders the authority to vote on such matter in their discretion.

What is a proxy?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Bruce S. Rosenbloom, our Chief Financial Officer, and Wendy Zalai, our Corporate Secretary and Controller, as proxies for the Annual Meeting.

Why did I receive this Proxy Statement?

Our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting because you were a stockholder of record at the close of business on June 1, 2021, the record date, and are entitled to vote at the Annual Meeting. The Company has made this Proxy Statement and the Annual Report on Form 10-K for the year ended March 31, 2021 (“2021 Annual Report on Form 10-K”), along with either a proxy card or a voting instruction card, available to you on the Internet or, upon request, has delivered printed versions to you by mail beginning on, or about, June 18, 2021. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

As permitted by the rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials over the Internet. Accordingly, on or about June 18, 2021, the Company will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders of record and beneficial owners containing instructions on how to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the negative environmental impact of the Annual Meeting.

How will my proxy vote my shares?

Your proxy will vote according to your instructions. If you complete your proxy instructions but do not indicate your vote on one or all of the business matters, your proxy will vote “FOR” each of the nominees in item 1, and “FOR” items 2 and 3, and “AGAINST” item 4. Also, your proxy is authorized to vote on any other business that properly comes before the Annual Meeting in accordance with the recommendation of our Board of Directors.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

●	view the Company’s proxy materials for the Annual Meeting on the Internet; and
●	instruct the Company to send future proxy materials to you electronically by email.

The Company’s proxy materials are also available on the Company’s website at: http://www.1800petmeds.com/annualreports.jsp. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will help reduce any negative impact of the Company’s annual meetings of stockholders on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” The Proxy Statement, 2021 Annual Report on Form 10-K, and proxy card have been sent directly to you by us. If your shares are held in a stock brokerage account by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Statement and 2021 Annual Report on Form 10-K or a notice for electronic access of these materials have been forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.

How do I vote?

If your shares are held in street name, through a broker, bank, or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Stockholders of record can vote as follows:

●	By Mail: If you requested printed copies of the proxy materials by mail, stockholders should sign, date, and return their proxy cards in the pre-addressed, postage-paid envelope that is provided.
●

By Telephone or Internet: Stockholders may vote by proxy over the telephone or Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Street name holders, however, may vote by telephone or Internet only if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

●

At the Meeting: If you are a stockholder on the record date and attend the Annual Meeting, you may vote in person, by ballot, even if you have previously returned a proxy card. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the organization that holds your shares. If you do not obtain a valid proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the Annual Meeting if you bring a recent bank or brokerage statement showing that you were the beneficial owner of the shares on June 1, 2021, the record date for voting.

Who is entitled to vote and how many votes do they have?

Holders of our common stock as of the close of business on June 1, 2021, the record date, are entitled to vote at the Annual Meeting. Each issued and outstanding share of our common stock is entitled to one vote. As of the record date, 20,269,313 shares of our common stock were outstanding and entitled to vote at the Annual Meeting. However, if you have shares held through a brokerage firm, bank, or other custodian, you may revoke your instructions only by informing the custodian in accordance with any procedures it has established.

What is a quorum of stockholders?

A quorum is necessary to hold a valid meeting. Shares representing the majority of the total outstanding common stock of the Company entitled to vote at the Annual Meeting, present or represented by proxy, constitute a quorum for the conduct of business at the meeting. If you vote or return a proxy card, your shares will be considered part of the quorum.

What vote is required for approval of the proposals?

Assuming a quorum is established:

●

In an uncontested election, as is occurring this year, directors must be elected by the affirmative vote of a majority of the votes cast at the Annual Meeting. Only votes cast “FOR” or “AGAINST” will affect the outcome of this proposal. Failure to receive the affirmative vote of a majority of the votes cast will trigger certain post-election resignation procedures (described below on page 18). (In the case of any contested director election, directors are elected by a plurality of the votes cast.)

●

The advisory vote on named executive officer compensation requires the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote on the matter. The vote is advisory and therefore not binding on our Board; however, the Board and the Compensation Committee of the Board will consider the result of the vote when making future decisions regarding our named executive officer compensation policies and practices.

●

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote on the matter.

●

The approval of the stockholder proposal regarding mandatory retirement age for directors requires the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote on the matter.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

●	FOR each of the nominees for director set forth on page 6;
●	FOR the approval of named executive officer compensation set forth on page 6;
●	FOR the ratification of the appointment of our independent registered public accounting firm set forth on page 7; and
●	AGAINST the stockholder proposal regarding mandatory retirement age for directors set forth on page 7.

May I change or revoke my vote after I return my proxy card?

Yes, you may change your vote at any time before your shares are voted at the Annual Meeting by:

●	Notifying our Corporate Secretary, in writing at PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 that you are revoking your proxy;
●	Executing and delivering a later dated proxy card; or
●	If you are a stockholder of record, or a beneficial owner with a proxy from the stockholder of record, voting in person at the Annual Meeting.

Who will count the votes and where can I find the voting results of the Annual Meeting?

A representative of Alliance Advisors LLC, a company contracted by us to assist the Company in the tabulation of proxies, and our Corporate Secretary, will tabulate the votes and act as inspector of election. The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and will be published in a Current Report on Form 8-K that will be filed with the SEC within 4 business days following the Annual Meeting.

How are abstentions and broker non-votes counted?

Abstentions are considered shares present at the Annual Meeting in person or by proxy, and will be counted for purposes of determining whether a quorum is present. Broker non-votes refer to PetMed Express, Inc.’s shares held in street name by a brokerage firm or nominee organization (such as Cede & Co.) under circumstances where the beneficial owner has not instructed the broker or nominee as to how the shares should be voted. Broker non-votes are considered present by proxy for purposes of determining whether a quorum is present at the meeting.

If your shares are held in street name, the broker or nominee organization in whose name your shares are held is permitted to vote your shares on matters deemed “routine” at the Annual Meeting, even if you have not provided specific direction on how your shares should be voted. Under Florida law, abstentions and broker non-votes are not treated as votes “cast” and thus have no effect on the proposals at the Annual Meeting.

The only routine matter to be presented at the Annual Meeting is Item 3 (Ratification of the Appointment of Independent Registered Public Accounting Firm). If the broker firm or nominee organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

How do I get an admission card to attend the Annual Meeting?

If you are a stockholder of record, your admission card is attached to your proxy card. You will need to bring it with you to the Annual Meeting. If you own shares in street name, you will need to ask your broker or bank for an admission card in the form of a legal proxy. You will need to bring the legal proxy with you to the Annual Meeting. If you do not receive the legal proxy in time or you want to attend the Annual Meeting but not vote in person, bring your most recent brokerage statement or proof of ownership with you to the Annual Meeting. We can use that to verify your ownership of common stock and admit you to the Annual Meeting; however, you will not be able to vote your shares at the Annual Meeting without a legal proxy. Please note that if you own shares in street name and you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote in person. You will also need to bring a photo ID to gain admission.

Where can I find a list of stockholders entitled to vote at the Annual Meeting?

A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the Annual Meeting and for ten days prior to the Annual Meeting, during normal business hours, at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445.

How may I communicate with the Company’s Board, a committee of the Board or the non-management directors on the Company’s Board?

You may contact any of our directors by writing to them c/o PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the address above. Our directors may at any time review a log of all correspondence received by the Company that is addressed to the independent members of the Board and request copies of any such correspondence.

When are stockholder proposals, including director nominations, due for the 2022 annual meeting of stockholders?

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) stockholders may present proper proposals for inclusion in the Company’s 2022 proxy statement and for consideration at the 2022 annual meeting of stockholders by submitting their proposals to the Company, not less than 120 calendar days prior to the anniversary date of our Proxy Statement distributed to our stockholders in connection with our Annual Meeting. Therefore, proposals that stockholders wish to be included in next year’s proxy statement for the annual meeting of stockholders to be held in 2022 must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, no later than the close of business on February 18, 2022. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

Pursuant to our Second Amended and Restated ByLaws (“Bylaws”), a shareholder, or group of up to 20 shareholders, that has owned continuously for at least three years shares of the Company’s stock representing an aggregate of at least 3% of our outstanding shares, may nominate and include in the Company’s proxy materials director nominees constituting up to the greater of 2 or 20% of the Company’s Board, provided that the shareholder(s) and nominee(s) satisfy the requirements in the Company’s Bylaws. Notice of proxy access director nominees must be received not less than 120 days nor more than 150 days prior to the anniversary date of our Proxy Statement distributed to our stockholders in connection with our Annual Meeting. Therefore, notice of such nominees must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, no earlier than the close of business on January 19, 2022 and no later than the close of business on February 18, 2022.

Pursuant to our Bylaws, the Company must receive advance notice of any stockholder proposal, including the nomination of any stockholder candidates for the Board, to be submitted at the 2022 annual meeting of stockholders that is not presented for inclusion in our proxy statement. We must receive such notice not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting. Therefore, notice of such proposals must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, no earlier than the close of business on April 1, 2022 and no later than the close of business on May 1, 2022. Our Bylaws set forth the information that is required in a written notice of a stockholder proposal.

Who is soliciting my proxy and who pays the cost?

The Company and its Board of Directors are soliciting your proxy. Our directors, officers, and employees may solicit proxies by email, telephone, mail, and personal contact. They will not receive any additional compensation for these activities. The Company will also reimburse brokerage firms, banks, and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you.

Can different stockholders sharing the same address receive only one Annual Report on Form 10-K and Proxy Statement?

Yes. The SEC permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering only one annual report and proxy statement to that address. This process which is commonly referred to as “householding” can effectively reduce our printing and postage costs. Under householding, each stockholder would continue to receive a separate proxy card or voting instruction card. Certain of our stockholders whose shares are held in street name and who have consented to householding will receive only one set of our Annual Meeting materials per household this year. If your household received a single set of our Annual Meeting materials this year, you can request to receive additional copies of these materials by calling or writing your broker, bank, or other nominee. If you own your shares in street name, you can request householding by calling or writing your broker, bank, or other nominee.

ITEM 1 - ELECTION OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the election of the following nominees for director:

Leslie C.G. Campbell, Peter S. Cobb, Gian M. Fulgoni, Ronald J. Korn, and Jodi Watson

The Company’s Bylaws provide that the Board of Directors of the Company shall consist of not less than three or more than eleven individuals. On May 25, 2021, the Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, increased the number of directors from five to six in connection with the appointment by the Board of Directors on the same date of Jodi Watson as a director. On June 15, 2021, the Company announced that, pursuant to the Separation Agreement and General Release (described below under "Employment Agreement and Other Agreements with Menderes Akdag, Chief Executive Officer and President, and Offer Letter with Bruce S, Rosenbloom, Chief Financial Officer and Treasurer”), Menderes Akdag, Chief Executive Officer and a member of the Board, is resigning as Chief Executive Officer, President and as a member of the Board of Directors effective July 30, 2021. The Company intends to fill the vacancy created by Mr. Akdag’s resignation with the Board’s selection for a replacement permanent Chief Executive Officer, and until that time the Board has reduced the size of the Board from six to five directors effective at the Annual Meeting.

Our Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has nominated the five persons listed under “Nominees For Directors of Petmed Express, Inc.” for election as directors. Each of the nominees for director was elected by our stockholders at the annual meeting of stockholders in 2020 except for Ms. Watson who was appointed as a director by the Board on May 25, 2021 and Mr. Cobb who is a new director nominee for election by the stockholders at the Annual Meeting.

Each of the nominated directors has agreed to serve if elected. If elected the directors will serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal. However, if for some reason one or more of them is unable to accept nomination, or election, the Board may decrease the size of the Board, leave a vacancy unfilled or may designate a substitute nominee(s), and the proxies will be voted for the election of any such substitute nominee(s) designated by our Board of Directors. Biographical information for each nominee for director is presented below under “Nominees for Directors of PetMed Express, Inc.”

The Board and the Corporate Governance and Nominating Committee believe that each of the director nominees possesses important experience and skills that provide the Board with an optimal balance of leadership, competencies, qualifications, and diversity in areas that are important to the Company, and that each of the director nominees has high ethical standards, acts with integrity and exercises careful, mature judgment. Each director nominee is committed to employing his and her skills and abilities to aid the long-term interests of our stockholders. In addition, our director nominees are knowledgeable and experienced in one or more business, governmental, or academic endeavors, which further qualifies them for service as members of the Board.

ITEM 2 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Board of Directors unanimously recommends a vote “FOR” the approval of the named executive officer compensation described in this Proxy Statement.

In accordance with the requirements of Regulation 14A of the Exchange Act and the related rules of the SEC, we are asking our stockholders to approve, on a non-binding, advisory basis; the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC (a “say-on-pay”). This vote is advisory, which means that the vote on named executive officer compensation is not binding on the Company, the Company’s Board of Directors or the Compensation Committee of the Board of Directors. However, the Compensation Committee and the Board value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.

The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Company’s named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. At our 2020 annual meeting of stockholders, our named executive officer compensation program was approved, on an advisory basis, by more than 90% of the votes cast.

Our Compensation Committee believes that this level of approval is indicative of our stockholders’ general support of our compensation philosophy and goals. We encourage stockholders to read the Compensation Discussion and Analysis, the Fiscal 2021 Summary Compensation Table and the other related tables and disclosure, beginning on page 27 of this Proxy Statement, which describe the details of our named executive officer compensation program and the decisions made by the Compensation Committee.

Accordingly, we ask the Company’s stockholders to vote on the following resolution at the Annual Meeting: “RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Fiscal 2021 Summary Compensation Table and the other related tables and disclosure.”

We currently conduct annual advisory votes on executive compensation and expect that the next say-on-pay vote will occur at our 2022 annual meeting of stockholders.

ITEM 3 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022.

The Audit Committee of our Board of Directors has approved and re-appointed RSM US LLP to audit our fiscal year 2022 consolidated financial statements. RSM US LLP (formerly Goldstein Golub Kessler LLP, McGladrey & Pullen, LLP, and McGladrey LLP) has served us in this capacity since March 2001. Representatives of the firm may be available at the Annual Meeting to make a statement, if they choose, and to answer any questions you may have.

ITEM 4 - STOCKHOLDER PROPOSAL: MANDATORY RETIREMENT AGE FOR DIRECTORS

(UPON PROPER PRESENTATION AT THE ANNUAL MEETING)

We received the proposal below from a stockholder, T.M. Jennings, 9845 Saint Germaine Drive, Knoxville, TN 37922. If this stockholder, or his representative who is qualified under state law, is present at our Annual Meeting and submits the proposal for a vote, then the proposal will be voted upon. As of July 10, 2020 and July 29, 2020, this stockholder states that he has continuously owned the required stock value of the Company’s common stock for over a year and pledged to continue to hold the required amount of stock until after the date of the Annual Meeting. The text of the stockholder proposal and supporting statement below appear “exactly” as received by the Company. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the stockholder. Neither the Company nor the Board accepts responsibility for the content of the proposal or supporting statement, which are included here in accordance with applicable proxy rules and regulations. Our Board of Directors opposes and unanimously recommends that you vote “AGAINST” the proposal for the reasons stated after the proposal.

RESOLVED: that the By-Laws of PetMed Express, Inc, be amended to provide that a Board of Director retire from the Board of Director activity who is over the age of 65 years old. Any Board Member older than 65 years old shall retire at the next Board Meeting.

SUPPORTING STATEMENT

The purpose of this proposal is to gain an advantage of PetMeds competitors by have a younger Board of Directors. The Board of Directors must have a forward-looking vision and understand the constant changing technologies. A younger Board of Directors likely be nimble in the highly competitive marketplace. For example, if you have a problem with your computer, ask your grandchild to fix it.

The price of common stock from CY-2013 to CY-2020 of PetMeds went from $17.8 to $41.60*. While the common stock price of Zoetis (competitor) went from $35.4 to $146.3* during the same period.

The current PROXY STATEMENT provides the information below about the Board of Directors:

1)	Presently there are only two (2) Board of Directors under the age of sixty-five (65)
2)	While there are four (4) Board of Directors over the age of sixty-five (65)
3)	The average age of Directors is above seventy (70).

*As documented by current Value Line Research

Board of Directors Statement in Opposition to Item 4

The Board of Directors of the Company opposes the adoption of any mandatory retirement age for its directors and urges the shareholders to vote AGAINST Item 4.

The Board has carefully considered this shareholder proposal and believes that the proposal is contrary to the best interests of the Company and its shareholders. The current Bylaws of the Company do not establish a mandatory retirement age for Company directors, and the Board has never adopted a term limit or established such a retirement age. The Board considers longevity of service and experience of directors to be of great value to the Company. The Company believes that the imposition of an arbitrarily determined mandatory retirement age is not appropriate because it would prevent qualified, experienced and effective directors from serving on the Board, would implicitly discount the value of experience and continuity on the Board, and would run the risk of excluding effective Board members who have longstanding knowledge of the Company and its operations. The Board believes that term limits are unnecessary due to the Board’s robust nomination process, recent Board succession actions, emphasis on director independence, and other corporate governance practices. The Company’s Corporate Governance Guidelines provide for an annual evaluation process designed to assess the effectiveness of the Board and its committees. The evaluation focuses on the Board’s performance and its contribution to the Company and the Company’s business strategy, as well as evaluating the mix of skills, qualifications and experience needed on the Board to support that strategy. Under the Company’s formal evaluation process, the Corporate Governance and Nominating Committee annually solicits comments from each director with respect to the full Board and any committee on which the director serves. The Corporate Governance and Nominating Committee also seeks input from directors on a wide range of other matters during the evaluation process and the input received informs the Board of options for changes and improvement. This evaluation process has proven to be effective in assembling a Board that represents a range of experience in areas that are relevant to the Company’s activities.

The Corporate Governance and Nominating Committee also reviews with the Board, at least annually, the appropriate skills, characteristics and experience represented on the Board in light of the Company's strategic direction, opportunities and risks, as well as the perceived needs of the Board at that point in time and having regard for the most recently conducted Board performance evaluation. As part of the Board's program for succession planning and director recruitment, the Corporate Governance and Nominating Committee evaluates, at least annually, the current Board composition based on the Directors' experience, qualifications, competencies, judgment, diversity, age, and skills in order to allow the Board to focus on identifying and attracting new members that would most benefit the Board at a particular point in time. The Board places a high priority on the vitality and diversity of its Board and in the discharge of its responsibilities.

The Board believes that it can achieve the right balance between continuity and encouraging turnover and independence without mandated term limits. The Proxy Statement provides the information below about the Board of Directors:

(1)	the Company’s Board consists of six (6) members,
(2)	there are three (3) members under the age of sixty-five,
(3)	there are three (3) members over the age of sixty-five, and
(4)	five of the six members are independent directors.

Our Board has engaged in a careful and thorough Board refreshment process over the past three years which resulted in the addition of two exceptional new independent directors to our Board. Ms. Campbell and Ms. Watson each bring to our Board a variety of backgrounds, skills and experience that helps support our Company and our Board. The Board believes that its robust Board succession, evaluation and nomination process is superior to the imposition of an inflexible Board qualification criterion of a mandatory retirement age.

The Company believes that its current Board performance and composition assessments and its Board refreshment and nomination activities serve to increase the pool of qualified director candidates and help to ensure the Company can achieve the right balance of continued service of incumbent directors and the addition of new skills to the Board when it is in the best interest of the Company and its shareholders. The Company continues to believe that a forced retirement age could result in the arbitrary or premature loss of active directors who have valuable knowledge and insight into the Company’s history, operations and potential markets, and who are able to continue to make valuable contributions to the overall management, risk oversight and strategic vision of the Company.

After considering these factors, the Board concluded that establishing a mandatory retirement age for directors imposed by this proposal is counterproductive to the Company’s ability to attract and retain qualified, experienced and effective directors who contribute to the diversity of background and experience represented on the Board and who ultimately add to shareholder value, and the Company and its shareholders are best served by retaining the flexibility in electing or appointing directors without an age restriction.

Vote Required

The affirmative vote of the holders of a majority of the votes cast is required to approve Item 4. Any Proxy received by the Board that does not include instructions with respect to this Item 4 will be voted in accordance with the Board’s recommendation. Any votes that are withheld and any broker non-votes will not be included in determining the number of votes cast.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” ADOPTION OF ITEM 4.

DIRECTOR QUALIFICATIONS AND DIVERSITY

There are certain minimum qualifications for Board membership that director candidates should possess, including strong values and discipline, high ethical standards, a commitment to full participation on the Board and its committees, and relevant experience. “Diversity of race, ethnicity, gender and age are important factors in evaluating candidates for Board membership” as set forth in the Corporate Governance and Nominating Committee Charter (“Charter”). The Charter thus provides that a commitment to diversity is a consideration in the identification and nomination of director candidates. The Corporate Governance and Nominating Committee and the full Board implement and assess the effectiveness of these guidelines and the commitment to diversity by referring to the Charter in the review and discussion of Board candidates when assessing the composition of the Board. On an annual basis, the Corporate Governance and Nominating Committee reviews its own performance, leads the Board in its annual review of the Board's performance, and reviews the Board structure to determine whether there is a need for an addition to the Board. In fiscal 2020 the Corporate Governance and Nominating Committee created a Board attributes matrix, in order to identify the current Board’s attributes and determine desirable skills to add to the Board. In the event that either a vacancy on the Board occurs or the Corporate Governance and Nominating Committee determines that there is a need for an addition to the Board. As part of its authority and responsibilities as specified in its Charter, the Corporate Governance and Nominating Committee seeks individuals qualified to become Board members for recommendation to the Board, including evaluating persons suggested by stockholders or others.

The criteria for open Board positions, if any, includes, among others, the current composition of the Board, the range of talents, experiences, and skills that would best complement those already represented on the Board, the balance of management and independent directors, the need for financial or other specialized expertise, diversity, and a willingness and ability to devote adequate time to our Board’s duties. The assessment of candidates includes a consideration of the nominee's judgment, experience, independence, possible conflicts of interest, understanding of the Company's or other related industries, and such other factors as the Corporate Governance and Nominating Committee concludes are pertinent in light of the current needs of the Board. The Corporate Governance and Nominating Committee then conduct appropriate inquiries into the backgrounds and qualifications of possible nominees in an effort to determine each proposed nominee's qualifications for service on the Board. With the foregoing director qualifications and commitment to diversity in mind, on May 25, 2021, the Board of Directors appointed Jodi Watson as a director.

NOMINEES FOR DIRECTORS OF PETMED EXPRESS, INC.

Preliminarily, the Company regrets to announce that in February 2021, Robert C. Schweitzer, passed away. Mr. Schweitzer had joined the Company’s Board in November 2002 and served as the Chair of the Board since July 2006. He contributed greatly to the success of the Company and will be sorely missed.

The biographies of each of the director nominees, below, support the conclusion that these individuals are dedicated, ethical, highly regarded, and qualified to serve as directors of the Company. They collectively possess a variety of skills, professional experience, and diversity of backgrounds allowing them to effectively oversee the Company’s business, and if elected, would constitute a balanced and multi-disciplinary Board composed of qualified individuals. The biographies each contain information regarding the person’s service as a director, business, educational, and other professional experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, during the last ten years or beyond if material, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director for the Company. The Company believes that the backgrounds and qualifications of the director nominees considered as a group should provide diverse business and professional capabilities, along with the experience, knowledge and other abilities that will allow the Board to fulfill its responsibilities.

LESLIE C.G. CAMPBELL, 62, Director, Chair of the Corporate Governance and Nominating Committee

Ms. Campbell has served as a member of our Board of Directors since July 2018. Ms. Campbell is also the Chair of the Corporate Governance and Nominating Committee, and a member of the Audit and Compensation committees, and is considered to be an “audit committee financial expert” within the meaning of Item 407(d) (5) of Regulation S-K. Ms. Campbell is an experienced public board director and former international executive with multi-disciplinary expertise, a history of global leadership, and success in formulating strategies that optimize the performance of enterprises from start up to multi-billion dollar market caps.

A frequent and sought-after speaker and panelist on corporate governance matters, and an audit committee financial expert, Ms. Campbell was named to WomenInc. Magazine’s list of Most Influential Corporate Board Directors. She is particularly recognized for strategic planning, for her international and technology experience, for demonstrating deep customer and product understanding, for her supply chain expertise, and for creating high performance, cross-cultural teams that deliver measurable results.

Since May 2016, Ms. Campbell has been a member of the Board of Directors of Coupa Software, Inc. (NASDAQ: COUP) a leading provider of Business Spend Management (BSM) solutions, where she is the Chair of the Nominating and Corporate Governance committee and serves on the Audit committee. In 2017, Ms. Campbell joined the Growth Advisory Board of Diligent, the privately held creator of Diligent Boards, the widely used board portal. In 2019 she joined the advisory board of privately held Grapevine Solutions, a commercial relationship insights platform. From 2013 to 2019, she was a member of the Board of Directors of Bideawee, Inc., one of America’s first no-kill animal rescues, and served there as Vice Chairman and a member of the Executive Committee, as well as on the Finance, Audit and Compensation committees.

Until 2012, Ms. Campbell served as Chief Procurement Officer for Reed Elsevier, a world leading provider of professional information solutions in the science, medical, legal, risk, and business sectors. After joining Reed Elsevier in September 2007, Ms. Campbell successfully transformed the procurement function, creating and running the first global procurement organization in the company’s history. In 2011, Supply Chain Digital named her one of the top CPO’s in the world, and in 2013, Ms. Campbell was recognized by Ariba Systems (SAP) with their Lifetime Achievement award. She served on the Advisory Board of the Procurement Leaders Network, and has been a contributing columnist to Procurement Leaders magazine, and is a speaker and panelist on topics of digital transformation, corporate governance, and the supply chain and spend management industry.

Prior to joining Reed Elsevier, Ms. Campbell was Vice President, Worldwide Procurement at Dell, Inc. where she first had responsibility for the indirect procurement teams globally, and then led the global platforms procurement team globally from the company’s Austin headquarters. Prior to her procurement tenure, Ms. Campbell was based in Paris, France where she was Vice President and General Manager of the Dell Global Segment business for Europe, Middle East and Africa, running the business responsible for Dell’s largest and most global customers.

Ms. Campbell joined Dell from Oracle, where she led the Corporate Purchasing organization from 1990 until 1998. Prior to Oracle, she spent nearly 8 years with KPMG, first in the Audit department, and later in the International and High Technology Tax Practice. Ms. Campbell holds a BA degree in Business Administration from the University of Washington.

Ms. Campbell’s extensive and high level experience in the financial services and technology industries, as well as her board experience with other private and public corporations, enables her to make very significant contributions to the Board’s decision making processes, especially in strategy, corporate governance, financial, technology and supply chain matters. The depth and breadth of Ms. Campbell’s experience and skills are also evident by the fact that she qualifies as an audit committee financial expert, and is NACD Directorship certified.

PETER S. COBB, 63, New Director Nominee

On June 11, 2021, Peter S. Cobb was nominated to our Board of Directors. Mr. Cobb brings considerable knowledge of digital retail, marketing, merchandising and website design and optimization. In addition, he has in-depth experience with customer acquisition and retention and creating robust loyalty programs.

Mr. Cobb co-founded eBags.com which launched in 1999 and was acquired by Samsonite in 2017. He played a leadership role creating the retail website developing innovative tools such as customer reviews, A/B testing, and drop-shipping orders directly from brands to customers. eBags.com, which sold 100,000 products from 1,000 brands, is an award-winning website recognized as Retail Website of the Year six times by Multi-Channel Marketing Magazine.

Mr. Cobb also co-founded 6pm.com which Zappos acquired in 2007. The custom-built website utilized innovative technology to recommend shoe and handbag pairings and continues to be a leading online retail shoe and accessory destination.

Since 2017, Mr. Cobb has served on the Board of Directors of Designer Brands, Inc. (NYSE: DBI) where he chairs the Nominating and Corporate Governance committee and is on the Compensation and Technology committees. He provides valuable expertise to Designer Brands, which operates over 600 DSW footwear and accessory retail stores in North America and was named Omni-Channel Retailer of the Year in 2020 by Total Retail.

Prior to starting eBags.com, Mr. Cobb was Director of Marketing at Samsonite, Inc., the global travel goods leader. He led the company's product development, advertising, public relations, market research, and forecasting for the U.S. market.

Since 2020, Mr. Cobb has served on the Advisory Board of Ranger Ready, a premium tick and insect repellent brand focused on reducing the occurrence of Lyme disease. In addition, he is on the Advisory Board of Preem, an AI and data powered vertical social network for cyclists.

Mr. Cobb is a former member of the Board of Directors of the National Retail Federation (NRF) and is former Chair of NRF’s Shop.org, the leading online retail trade association. Mr. Cobb is past Chair of the Travel Goods Association (TGA) where he was named the 2009 award winner, recognizing exceptional service to the travel goods industry. In 2003 he was named Colorado Marketer of the Year. He received his MBA from Northwestern’s Kellogg Graduate School of Management and his BS in Finance from the University of Oregon.

Mr. Cobb’s exceptional experience in digital retail, as well as his public company board service, positions him to make very significant contributions to the Board’s decision-making processes especially in marketing, customer engagement, merchandising and website design.

DR. GIAN M. FULGONI, 73, Director, Chair of the Board, Chair of the Compensation Committee

Dr. Fulgoni has served as a member of our Board of Directors since November 2002, contributing extensive marketing and advertising knowledge to the Board. Dr. Fulgoni became Chair of the Compensation Committee in 2020, and is also a member of the Audit and Corporate Governance and Nominating committees. Mr. Fulgoni was elected Chair of the Board upon Mr. Schweitzer’s death in February, 2021.

Dr. Fulgoni had previously been a member of our Board of Directors from August 1999 through November 2000, but left to devote his time to comScore, Inc., (at that time, ComScore Networks, Inc.), (NASDAQ: SCOR), a digital data and analytics company that he had co-founded, and which is now a recognized global leader in measuring the cross-platform world. He served on the comScore board from 1999 until April 2018. He served as Executive Chairman from 1999 to March 2014, Chairman Emeritus from March 2014 to August 2016, and Chief Executive Officer from August 2016 to November 2017.

From 1981 until 1998, Dr. Fulgoni served as President and Chief Executive Officer of Information Resources, Inc. (IRI), (then: NASDAQ: IRIC), a leading global supplier of retail scanner data and software services to the Consumer Packaged Goods (CPG) industry, where he grew the company’s revenues at an annual rate of 40% to more than $500 million annually and its market value to $1.5 billion. In 1996, IRI was recognized by Advertising Age magazine as the largest U.S. market research firm.

Additionally, by the time Dr. Fulgoni joined the Company’s Board, he had already been involved in the growth of other successful public companies. From 1991 until 1999, he served as a member of the board of Platinum Technology, Inc., during which time the company grew from $80 million to more than $1 billion in annual revenues and established itself as a global leader in the software services industry. In 1999, Platinum Technology was acquired by Computer Associates in an all-cash transaction valued at $4.0 billion -- at the time the largest-ever acquisition in the software industry.

He had also served on the board of U.S. Robotics from 1991 to 1994, prior to its acquisition in 1997 by 3 Com in a transaction valued at $8 billion, and in 1999, Dr. Fulgoni served on the board of yesMail.com, a leading supplier of permission-based e-mail services. In March 2000, yesMail.com was acquired by CMGI for approximately $700 million.

Dr. Fulgoni has repeatedly been recognized for his entrepreneurial skills. In 1991 and again in 2004, he was named Illinois Entrepreneur of the Year, the only person to have twice received that honor. In 1992, Dr. Fulgoni received the Wall Street Transcript Award for outstanding contributions as CEO in enhancing the overall value of IRI to the benefit of its stockholders. In 2008, Dr. Fulgoni was inducted into the Chicago Entrepreneurship Hall of Fame and was also an Ernst & Young® Entrepreneur of the Year award winner in the services category, and was a national finalist. In 2014, the Advertising Research Foundation (ARF) conferred on him a Lifetime Achievement Award for outstanding contributions to the ARF board and support of the ARF community. In 2018, he received a Lifetime Achievement Award from CableFax and the Erwin Ephron Demystification Award from the Advertising Research Foundation. In 2019, Dr. Fulgoni was inducted into the Market Research Hall of Fame.

Educated in the United Kingdom, Dr. Fulgoni holds a M.A. degree in Marketing from Lancaster University and a BSc. degree in Physics from the University of Manchester.  In 2012, he was awarded an Honorary Fellowship by the University of Glamorgan in Wales in recognition of his entrepreneurial skills and achievements in market research. In 2016, Dr. Fulgoni was awarded a Doctor of Science honoris causa degree by Lancaster University to mark his outstanding contribution to the field of global market research.

In addition to serving on the Company’s Board, Dr. Fulgoni also currently serves on the Board of Directors of Prophet, a brand and marketing consulting company; Fluree, a company that has pioneered a data-first technology approach with its data management platform; Varcode, a next generation cold chain temperature management solution; the North American Foundation for the University of Manchester (NAFUM); and the Senior Advisory Board for the Journal of Advertising Research. Dr. Fulgoni is also a venture partner at 4490 Ventures, a Midwest venture capital fund. Dr. Fulgoni’s extensive and high-level experience in strategic and marketing industry trends allows him to bring an informed perspective and thoughtful insights and guidance to strategic and marketing industry issues.

This, as well as his executive and board involvement with other businesses and organizations, enables Dr. Fulgoni to make very significant contributions to the Board’s decision-making processes especially in evaluating marketing opportunities for the Company.

RONALD J. KORN, 81, Director, Chair of the Audit Committee

Mr. Korn has served as a member of our Board of Directors since November 2002, contributing extensive knowledge from an audit and accounting perspective, based on his considerable experience with large financial institutions and public companies. Mr. Korn is also the Chair of the Audit Committee, and is considered to be an “audit committee financial expert” within the meaning of Item 407(d) (5) of Regulation S-K. Mr. Korn is also a member of the Compensation, Corporate Governance and Nominating, and Investment committees.

Since 1991, Mr. Korn has served on the Board of Directors and as Audit Committee Chair for a number of public companies.  From 1961 to 1991, he was a partner and employee of KPMG, LLP, an international accounting firm, where his client responsibilities included a number of large financial institutions and various public corporations. Ms. Korn retired as the managing partner of the Miami office in 1991. In addition to serving on the Company’s Board, Mr. Korn served as a Director and a member of the Audit Committee of Ocwen Financial Corporation (NYSE: OCN) from July 2003 until his retirement from that Board in May 2017. He was also the Audit Committee Chairman from July 2003 until May 2015. From November 2005 until his retirement in September 2017, he also served as a Director on the Board, and member of the Audit Committee of comScore, Inc., formerly ComScore Networks, Inc. and except for a short period of time, as Chairman of the Audit Committee. Mr. Korn previously served as a Director and Chairman of the Audit Committee of a number of public companies and a privately held financial institution.

Mr. Korn currently holds inactive licenses as a Certified Public Accountant in New York, Michigan, and Florida. Mr. Korn also holds a Juris Doctor degree from the New York University Law School and a Bachelor of Science degree in Economics from the University of Pennsylvania, Wharton School. Mr. Korn’s extensive and high-level experience in the financial services industry as well as his board involvement with numerous other businesses and organizations enables Mr. Korn to make very significant contributions to the Board’s decision-making processes especially in financial matters. The depth and breadth of Mr. Korn’s experience and skills are also evident by the fact that he qualifies as an audit committee financial expert and serves as Chair of our Audit Committee.

JODI WATSON, 56, Director

Ms. Watson has served as a member of our Board of Directors, and as a member of the Audit, Compensation, and Corporate Governance and Nominating committees, since May 25, 2021. Ms. Watson is a highly accomplished Senior Executive with more than 20 years of progressive experience in global retail, wholesale, omni-channel, technology, digital and direct-to-consumer, and a proven history of leadership across multiple other industries. Ms. Watson’s core skills include: digital transformation, business unit P&L leadership, marketing, public relations, e-Commerce, talent development, customer service, organizational restructuring and M&A. Ms. Watson has held global leadership roles with companies such as Petco (NASDAQ: WOOF), Wolverine Worldwide (NYSE: WWW), Pottery Barn, Williams-Sonoma (NYSE: WSM) and Eddie Bauer. She currently works as a CMO, Board Member and Consultant with private equity, venture capital, start-ups and publicly-traded companies.

Since January 2018, Ms. Watson has worked as a CMO for SmartCanister, an IoT technology platform for just-in-time delivery of subscription-based coffee. Since November 2018, Ms. Watson has been a member of the Board of Directors of Dakota Supply Group, an employee-owned organization in the building distribution industry, where she has been a member of the Human Resources and Compensation Committee, and the Nominating and Corporate Governance Committee. Since December 2018, Ms. Watson is also an Advisory Board member for QLTY, a direct to consumer work boot manufacturer. From January 2019 to September 2020, Ms. Watson was the Vice Chair of the Board for TrueLeaf Pet, a publicly traded manufacturer in Canada and direct to consumer seller of pet food and other health and wellness products, where she also led the Governance and Compensation Committees.

From March 2016 to August 2017, Ms. Watson served as the SVP and interim CMO for Petco (NASDAQ: WOOF), including the Unleashed by Petco and Drs. Foster & Smith divisions, where she held P&L accountability for all e-Commerce, including marketing, pharmacy and call centers. She was responsible for marketing for 1,400 stores with a team of 1,000 employees. From January 2009 to February 2016, Ms. Watson was President of Consumer Direct at Wolverine Worldwide (NYSE: WWW), where Ms. Watson led the company’s digital transformation within a $2.6 billion public portfolio company for 13 brands. During her 7 years at Wolverine, Ms. Watson was responsible for all direct to consumer operations, this included P&L ownership of omni-channel initiatives for 85 global websites and 200 stores. From January 2003 to January 2008, Ms. Watson was Director and Vice President of Direct Marketing Services for Williams-Sonoma, Inc. (NYSE: WSM), where she led customer acquisition for all 7 brands, in all channels of business: Retail, e-Commerce and Catalog.

Ms. Watson has held numerous leadership positions for industry and non-profit organizations and is a frequent spokesperson, public speaker and contributor for industry conferences, events and publications including the Direct Marketing Association, National Retail Foundation, E-tail, and the Global Pet Food Forum. Ms. Watson holds a Master’s degree in Design Methods: Human Centered Design from the IIT Institute of Design - Illinois Institute of Technology in Chicago, IL, and a Bachelor of Arts in Marketing and Management from the School of Business at Portland State University in Portland, OR. She has held numerous board and committee positions for business advocacy groups and non-profits and is a frequent speaker at industry events. Ms. Watson has a long-standing passion for animal health and wellness, volunteering for three months aboard the Sea Shepherd in the Fall of 2017. Ms. Watson’s extensive and high-level experience in the pet industry and other retail industries, as well as her board experience with other corporations, enables her to make very significant contributions to the Board’s decision making processes, especially in e-commerce and other marketing matters.

EXECUTIVE OFFICER

BRUCE S. ROSENBLOOM, 52, Chief Financial Officer and Treasurer

Mr. Rosenbloom has served as the Company’s Chief Financial Officer and Treasurer since May 2001. Mr. Rosenbloom served as the Manager of Finance and Financial Reporting of Cooker Restaurant Corporation, a publicly held (PS: CGRTQ) restaurant, in West Palm Beach, Florida, from December 2000 until May 2001. Mr. Rosenbloom's duties included all internal and external reporting including all SEC filings and annual reports to Stockholders. Mr. Rosenbloom was a senior audit accountant for Deloitte & Touche LLP, an international accounting firm, West Palm Beach, Florida, from January 1996 until December 2000. Mr. Rosenbloom was responsible for planning and conducting all aspects of audit engagements for clients in various industries, including direct marketing, healthcare, manufacturing, financial institutions, and professional service firms.

In 2018, Mr. Rosenbloom was selected as a South Florida Business Journal’s CFO of the Year award finalist. Mr. Rosenbloom, a certified public accountant, holds a Bachelor of Science degree in Accounting from Florida Atlantic University and a Bachelor of Arts degree in Economics from the University of Texas at Austin.

There are no family relationships between any of the executive officers and directors.

CORPORATE GOVERNANCE

The business and affairs of PetMed Express, Inc. are managed by or under the direction of our Board of Directors which is the Company’s ultimate decision-making body except with respect to those matters reserved to our stockholders. Our Board includes a majority of independent directors. Our Board reaffirms its accountability to stockholders through the stockholder election process. Our Board reviews and ratifies executive officer selection and compensation, and monitors overall corporate performance and the integrity of our financial controls. Our Board also oversees our strategic and business planning processes.

On May 28, 2021, the Board of Directors notified the Company’s CEO, Mr. Akdag, that the Company will not extend his employment agreement with the Company and that his employment agreement would therefore end on July 30, 2021 in accordance with the scheduled end date of the agreement. In connection with the end of the employment agreement, on June 11, 2021, the Company and Mr. Akdag entered into a Separation Agreement and General Release pursuant to which Mr. Akdag resigned as an officer and director of the Company effective July 30, 2021. See “Employment Agreement and Other Agreements with Menderes Akdag, Chief Executive Officer and President, and Offer Letter with Bruce S, Rosenbloom, Chief Financial Officer and Treasurer” on page 37 for a detailed description of the Separation Agreement and General Release. The Company intends to fill the vacancy created by Mr. Akdag’s resignation with the Board’s selection for a permanent Chief Executive Officer. The Board is currently conducting a search for potential candidates for the position of Chief Executive Officer. In the event the Company does not appoint a new permanent Chief Executive Officer by July 30, 2021, the Board intends to appoint an interim Chief Executive Officer until such time as Mr. Akdag’s successor is announced.

On February 15, 2021, the Board of Directors approved an amendment and restatement of both the Company’s Corporate Governance Guidelines (as amended, the “Guidelines”) and the Corporate Governance and Nominating Committee Charter (as amended, the “Committee Charter”) to reflect certain modern practices which enhance the Company’s corporate governance and align it with best practices.

The amendments to the Guidelines include the following:

●

With respect to Management Succession and Review: To reflect the Company’s commitment to diversity, the initial list of candidates from which a new CEO recruited from outside the Company is chosen by the Board will include qualified candidates who reflect diverse backgrounds, including, but not limited to, diversity of race, ethnicity, national origin, gender and sexual orientation. Any third-party search firm engaged to assist in preparing such an initial list will be requested by the Board to likewise include such candidates.

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With respect to the Selection of Directors: To reflect the Company’s commitment to diversity, the initial list of candidates from which new independent director nominees are chosen by the Board will include qualified candidates who reflect diverse backgrounds, including, but not limited to, diversity of race, ethnicity, national origin, gender and sexual orientation. Any third-party search firm engaged to assist in preparing such an initial list of new independent director nominees will be requested by the Board to likewise include such candidates.

●

With respect to Hedging of Company Stock: The Board believes that it is important to align the interests of the Company’s directors and executive officers with those of the Company’s shareholders and considers it inappropriate for directors and executive officers of the Company to engage in speculative transactions in the Company’s securities. Directors, officers, and employees of the Company are prohibited from entering into any transaction designed to hedge or having the effect of hedging (including derivative transactions), the economic risk of owning the Company’s securities. Examples of transactions that fall within this prohibition include trading in options, puts, calls and other similar instruments related to Company securities. In addition, directors, officers, and employees of the Company are prohibited from engaging in short sales (i.e., selling securities the directors, officers and employees of the Company do not own) of Company securities. Regardless of any other provision of this Policy, the prohibitions set forth in this section are not eligible for the granting of an exception.

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With respect to Pledging Transactions: Securities held in a margin account as collateral for a margin loan may be sold by the broker without the customer’s consent if the customer fails to meet a margin call. Similarly, securities pledged as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise not permitted to trade in the Company’s securities, directors, officers, and employees of the Company are prohibited from holding the Company’s securities in a margin account or otherwise pledging the Company’s securities as collateral for a loan without the written approval of the Chief Financial Officer.

The amendments to the Committee Charter include the following:

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With respect to Authority and Responsibilities: To reflect the Company’s commitment to diversity, the initial list of candidates from which new independent director nominees are chosen by the Board will include qualified candidates who reflect diverse backgrounds, including, but not limited to, diversity of race, ethnicity, national origin, gender and sexual orientation. To reflect the Company’s commitment to diversity, the initial list of candidates from which a new CEO recruited from outside the Company is chosen by the Board will include qualified candidates who reflect diverse backgrounds, including, but not limited to, diversity of race, ethnicity, national origin, gender and sexual orientation.

●

With respect to Resources; Use of Advisors: Consistent with the Company’s commitment to diversity, in connection with the use of any search firm to identify potential independent director candidates or CEO candidates from outside the Company, the Board will require the search firm to include in its initial list of candidates qualified candidates who reflect diverse backgrounds, including, but not limited to, diversity of race, ethnicity, national origin, gender and sexual orientation.

A copy of our Corporate Governance Guidelines and Nominating Charter are available on our website at www.1800petmeds.com under the section “About Us” located at the bottom of the page, and are available without charge, upon written request to the Corporate Secretary at PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445, or by contacting Investor Relations at 1-800-738-6337.

Stockholder Communications with the Board

The Company provides an informal process for stockholders to send communications to our Board of Directors or specified individual directors or committees of the Board. Stockholders, who wish to communicate directly with our Board of Directors, or specified individual directors or committees of the Board, may do so in writing addressed to the Board of Directors, individual director or the committee of the Board c/o PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member or committee of the Board is referred to the Chair of the Corporate Governance and Nominating Committee.

Stockholder Outreach and Engagement

We value regular engagement with and feedback from a wide variety of stakeholders, including customers, employees, suppliers, and communities. We also recognize the value of listening to the views of our stockholders about our business and corporate governance matters, and we consider the relationship with our stockholders as an integral part of our corporate governance practices. We conduct stockholder outreach throughout the year to ensure that management and the Board understands and considers the issues of importance to our stockholders so we are able to address them appropriately.

During fiscal 2020 we reached out by email and telephone to our top 20 institutional investors representing 59% of shares outstanding to request meetings to discuss any current issues or concerns they may have. Stockholders representing nearly 16% of our outstanding shares agreed to engage with us about issues of importance to them, including our executive compensation practices and our corporate governance policies.

During fiscal 2021, we reached out by email and telephone to our top 20 institutional investors representing 61% of shares outstanding to request meetings to discuss any current issues or concerns they may have. Stockholders representing nearly 19% of our outstanding shares agreed to engage with us about issues of importance to them, including our executive compensation practices, our corporate governance policies, and our commitment to environmental, social, and governance matters.

The most consistent comments we received, and our responses to those comments, are summarized below:

Topic	What We Heard From Stockholders	Changes We Made
Board Composition	Stockholders requested additional clarification about Board composition, diversity, and refreshment

The Board provided additional clarification about the Board’s commitment to diversity, Board composition and refreshment, and governance processes. The Board is currently comprised of directors with diverse backgrounds, experiences, and perspectives. We evaluate our overall Board composition, including diversity, at least annually during the formal Board and committee’s evaluation process. Our Board currently includes four men and two women, with one Director with an ethnically diverse background. In fiscal 2019, the Board welcomed Leslie Campbell to the Board of Directors, and Ms. Campbell currently Chairs the Corporate Governance and Nominating Committee. In May 2021, the Board welcomed Jodi Watson to the Board of Directors. In the future as the Board continues to evaluate Board composition and contemplate Board refreshment, our Corporate Governance and Nomination Committee will continue to include gender, racial, and ethnic diversity among the factors reviewed and considered in the Director nomination process.

Environmental, Social, and Governance (“ESG”)	Stockholders requested further details on our Board’s commitment to ESG

The Company is embarking upon an ESG materiality assessment to determine the key areas of focus. The materiality assessment will include obtaining feedback from investors, suppliers, customers and employees to determine the most relevant ESG areas of focus for the Company. The Company has established an internal ESG steering committee consisting of key members of management, who will meet, at least, on a quarterly basis, to concentrate on the key areas of focus, which are likely to include the following in fiscal 2022: (1) responsible packaging and waste; (2) employee recruitment, diversity, and inclusion; (3) data privacy and cyber security; and (4) implementation of best practices to ensure that our commitment to ESG is included in our Board Charters, mission statement, vision statement, and corporate values.

COVID-19	Stockholders requested further detail on the effects of COVID-19 and the business

The Company has been open during our normal business hours without any material disruptions to our operations. We are dedicated to making every effort to ensure the health and safety of our employees. We have continued with working from home where possible and enhanced disinfection and social distancing within our work place. We are also dedicated to making every effort to ensure our customers’ pets receive the medications they need. We have not seen any major disruptions in our supply chain, however we have experienced some delays in the delivery of some inventory items. See COVID-19 related risk factor in Part I, Item 1A of our 2021 Annual Report on Form 10-K.

Director Resignation Policy for Uncontested Election of Directors

The Company's Bylaws currently provide for election of directors by a majority voting standard, under which each director nominee in an uncontested election must receive more "FOR" votes cast than "AGAINST" votes cast to be elected. Conversely, a director nominee in an uncontested election who does not receive more "FOR" votes cast than "AGAINST" votes cast would not be elected. Votes withheld, abstentions and broker non-votes will continue to have no effect on the outcome of an election. In the event that an incumbent director does not receive the requisite majority of votes cast in an uncontested election, the Company would follow a certain post-election resignation procedure (described below). In all contested director elections, in which a stockholder has duly nominated (and not withdrawn by a certain date) an individual for election to the Board, a plurality voting standard would apply. Under the post-election resignation procedure, any incumbent director who fails to receive the requisite number of votes for reelection in an uncontested election will be required to promptly tender his or her resignation to the Board. The Corporate Governance and Nominating Committee will then make a recommendation to the Board on whether to accept or reject the resignation, and the Board will make the ultimate decision as to whether to accept or reject the resignation by considering factors it deems relevant, such as the percentage of outstanding shares represented by the votes cast at the meeting, the director nominee's past and expected future contributions to the Company, the overall composition of the Board and committees of the Board, and whether accepting the tendered resignation would cause the Company to fail to meet any applicable rule or regulation (including the listing standards of The NASDAQ Stock Market LLC (“Nasdaq”) and the requirements of the federal securities laws). The Board will act on the resignation within 90 days following certification of the stockholder vote for the meeting and will promptly disclose its decision and rationale in a Current Report on Form 8-K filed with the SEC.

Policy with Regard to the Consideration of Director Candidate Recommendations by our Stockholders

The Corporate Governance and Nominating Committee has a policy pursuant to which it considers director candidates recommended by our stockholders. All director candidates recommended by our stockholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other sources. To recommend a director candidate for consideration by our Corporate Governance and Nominating Committee, a stockholder must submit the recommendation in writing to our Corporate Secretary not later than one hundred twenty (120) calendar days prior to the anniversary date of our proxy statement distributed to our stockholders in connection with our most recent annual meeting. The director candidate recommendation must provide the following information: (i) the name of the stockholder making the recommendation, (ii) the name of the candidate, (iii) the candidate’s resume or a listing of his or her qualifications to be a director, (iv) the proposed candidate’s written consent to being named as a nominee and to serving as one of our directors if elected, and (v) a description of all relationships, arrangements or understandings, if any, between the proposed candidate and the recommending stockholder and between the proposed candidate and us so that the candidate’s independence may be assessed. The stockholder or the director candidate also must provide any additional information requested by our Corporate Governance and Nominating Committee to assist the Committee in appropriately evaluating the candidate. In addition, our Bylaws provide that a shareholder, or a group of up to 20 shareholders, owning at least 3% of our outstanding shares continuously for at least three years, may nominate director nominees constituting up to the greater of 2 or 20% of the Company’s Board that would be included in our proxy statement pursuant to our proxy access provisions. Nominating shareholders and nominees must satisfy the requirements set forth in our Bylaws, which can be found at https://www.1800petmeds.com/images/aboutus/Second- Amended-and-Restated-Bylaws.pdf.

Corporate Governance and Nominating Committee’s Identification and Evaluation of Nominees for Director

The Corporate Governance and Nominating Committee is responsible for, among other things, identifying and evaluating potential director candidates, for reviewing the composition of the Board and the Board committees, and for making recommendations to the full Board of Directors on these matters. Throughout the year the Corporate Governance and Nominating Committee actively engages in Board succession planning, taking into account the following considerations: (1) input from Board discussions and from the Board and Board committee evaluation process regarding specific backgrounds, skills, and experiences that would contribute to the overall Board and Board committee effectiveness; and (2) the future needs of the Board and Board committees in light of the Board tenure and the skills and qualifications of directors who are expected to retire in the future.

Potential candidates may come to the attention of the Corporate Governance and Nominating Committee through recommendations made by current directors, stockholders, executives, or executive search firms retained by the Corporate Governance and Nominating Committee or other persons. Working closely with the full Board, and as part of the Board's program for director succession planning and director recruitment, using the Board matrix, the Corporate Governance and Nominating Committee will maintain and evaluate, at least annually, the Board composition based on directors' experience, qualifications, competencies, judgment, diversity, age, skills, ability to devote adequate time and energies to our Board’s duties and application of our general criteria for director nominees set forth in our Corporate Governance Guidelines, in order to allow the Board to focus on identifying and attracting new members that would most benefit the Board at a particular point in time. Based on the recommendations of the Corporate Governance and Nominating Committee, our Board of Directors is responsible for nominating members for election to our Board of Directors. Once a new director is elected by the stockholders or appointed by the Board of Directors, that new director will begin a director onboarding process. A tailored onboarding process enables new directors to learn our business and contribute to our Board immediately.

Corporate Governance Documents

Our Board is committed to sound and effective corporate governance principles and practices, and has adopted Corporate Governance Guidelines to provide the framework for the governance of our Board and our Company. The topics addressed in our Corporate Governance Guidelines include director qualifications, director responsibilities, management succession, director compensation, independence standards and stock ownership guidelines for non-employee directors and named executive officers.  Our Corporate Governance Guidelines are reviewed by the Board at least annually and updated as necessary. Our Corporate Code of Business Conduct and Ethics, which is applicable to all Company directors, officers, and employees, promotes our commitment to high standards for ethical business practices. On a yearly basis, a reminder memo is sent to all Company directors, officers, and employees concerning the necessity for compliance with the provisions of the Code of Business Conduct and Ethics. Our Corporate Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote:

●	honest and ethical conduct;
●	ethical handling of actual or apparent conflicts of interest;
●	full, fair, accurate, timely, and understandable disclosure in regulatory filings and public statements;
●	compliance with applicable laws, rules, and regulations;
●	protection of the Company’s assets, including corporate opportunities and confidential information
●	the prompt reporting of violation of the code; and
●	accountability for adherence to the Corporate Code of Business Conduct and Ethics.

A copy of our Corporate Governance Guidelines and Corporate Code of Business Conduct and Ethics are available on our website at www.1800petmeds.com under the section “About Us” located at the bottom of the page, and are available without charge, upon written request to the Corporate Secretary at PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445, or by contacting Investor Relations at 1-800-738-6337. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our Corporate Code of Business Conduct and Ethics by posting such information on our website at the address specified above.

Meetings

During the fiscal year ended March 31, 2021, there were four regular and fifteen special meetings of our Board of Directors, mainly related to updates in operations in the wake of COVID-19, and the Board took action one time by written consent. Each then member of the Board, apart from Mr. Schweitzer who passed away in February 2021, attended or participated in all of the meetings of the Board, and all meetings of all committees of the Board on which such director served. All of the Company’s directors, as of July 31, 2020, attended the 2020 annual meeting of stockholders. Members of the Board are expected to attend all Board meetings, committee of the Board meetings on which such director serves, and annual meetings of our stockholders. In connection with each of our regularly scheduled Board meetings, our independent directors have the opportunity to meet in executive sessions without our non-independent directors and management. A director who is unable to attend our Annual Meeting is expected to notify the Board in advance of the meeting.

Committees of the Board of Directors

Our Board of Directors maintains an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. From time to time, the Board of Directors may also establish ad hoc committees to address particular matters. All members of the committees are considered independent directors under the rules of Nasdaq and the SEC governing the independence of directors. The following table shows the present members of each committee, the number of committee meetings held during fiscal year (“FY”) 2021, and the primary functions performed by each committee:

Committee	Functions
Audit Number of Meetings during FY 2021: 9 Members: Ronald J. Korn*, Financial Expert (1) Gian M. Fulgoni Frank J. Formica Leslie C.G. Campbell, Financial Expert (1) Jodi Watson (2)

 • Oversees the Company’s systems of internal controls regarding finance, accounting and legal compliance

 • Oversees the Company’s auditing, accounting and financial reporting processes generally

 • Oversees the Company’s financial statements and other financial information provided by the Company to its stockholders, the public and others

 • Oversees the Company’s compliance with legal and regulatory requirements

 • Oversees the performance of the Company’s independent auditors

 • Reviews and approves, subject to the approval of the Board, all related-party transactions

 • Interprets and administers the Code of Business Conduct and Ethics, and oversees management’s monitoring and compliance with the Code of Conduct of Business Conduct and Ethics

 • Conducts an annual performance evaluation of the committee

Compensation Number of Meetings during FY 2021: 5 Members: Gian M. Fulgoni* Robert C. Schweitzer (until his death)** Ronald J. Korn Frank J. Formica Leslie C.G. Campbell Jodi Watson (2)

 • Establishes, in consultation with senior management, the Company’s general compensation philosophy, and oversees development and implementation of the compensation programs

 • Reviews and approves corporate goals and objectives relating to the compensation of the Company’s CEO

 • Recommends, subject to Board approval, salaries and other compensation matters for executive officers

 • Approves annual incentive plans for the Company’s officers and employees, recommends grants of restricted stock for directors and officers, approves grants of restricted stock for employees, and supervises administration of employee benefit plans

 • Oversees, in consultation with management, regulatory compliance with respect to compensation matters

 • Reviews and approves any severance or similar termination payment proposed to be made to any Company executive or senior officer

 • Recommends, subject to the approval of the Board of Directors, compensation for directors

 • Conducts an annual performance evaluation of the committee

 Corporate Governance and Nominating

 Number of Meetings during FY 2021: 5

 Members:

 Leslie C.G. Campbell*

 Frank J. Formica**

 Gian M. Fulgoni

 Robert C. Schweitzer (until his death)**

 Ronald J. Korn

 Jodi Watson (2)

 • Recommends the slate of director nominees for election to Board of Directors

 • Identifies and recommends director candidates to fill vacancies occurring between annual stockholders’ meetings

 • Considers director candidates recommended by our stockholders

 • Makes recommendations to the Board concerning the size, structure and composition of the Board and its committees

 • Develops and recommends to the Board of Directors corporate governance principles

 • Oversees succession planning for our directors and executive officers

 • Leads annual review of performance of Board of Directors

 • Oversees the Company’s environmental, social and governance (“ESG”) programs

 • Conducts an annual performance evaluation of the committee

* Chair

** Former Chair

(1) The Board has determined that each of Mr. Korn and Ms. Campbell qualifies as an audit committee financial expert within the meaning of Item 407(d) (5) of Regulation S-K. In general, an “audit committee financial expert” is an individual member of the audit committee who (a) understands generally accepted accounting principles and financial statements, (b) is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves, (c) has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to the Company’s financial statements, (d) understands internal controls over financial reporting, and (e) understands audit committee functions. An “audit committee financial expert” may qualify as such through: education and experience as a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or, other relevant experience.

(2) Ms. Watson was appointed to our Audit, Compensation, and Corporate Governance and Nominating committees on May 25, 2021.

Our Board of Directors has adopted a written charter for each Board committee. All charters are available on our website at www.1800petmeds.com under the section “About Us” located at the bottom of the page, and copies of each are also available without charge upon written request to the Corporate Secretary, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 or by contacting our Investor Relations at 1-800-738-6337.

Independent Directors and Meetings of our Independent Directors

The rules of Nasdaq generally require that a majority of the members of a listed company's board of directors be independent. In addition, the Nasdaq rules generally require that, subject to specified exceptions, each member of a listed company's audit, compensation, and governance committees be independent.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has determined that each of the following current members of the Board of Directors and the new director nominee is independent under the rules of Nasdaq and the SEC governing the independence of directors: Ronald J. Korn, Gian M. Fulgoni, Frank J. Formica, Leslie C.G. Campbell, Jodi Watson, and Peter S. Cobb. Our independent directors meet in executive sessions without our non-independent directors or management of our Company present. In fiscal 2021, our then independent directors held nine executive sessions with our independent registered public accounting firm, without our non-independent directors or management of our Company present. The Company’s former Corporate Secretary, who also served as General Counsel, was present at some of the sessions for the purpose of taking minutes.

Investment Committee

In addition to the above standing committees, in 2005 the Board of Directors determined that it was advisable and in the best interest of the Company to form an Investment Committee, with the primary purpose of such committee to establish policies and guidelines for the investment of excess cash held by or available to the Company and to revise or update such policies and guidelines whenever, in the judgment of the Investment Committee, it is appropriate to do so. The Investment Committee is currently comprised of Menderes Akdag and Ronald J. Korn. Mr. Akdag and Bruce S. Rosenbloom, the Company’s Chief Financial Officer, are authorized to take any and all action that is necessary to implement any recommendation of the Investment Committee as approved by the Board of Directors. There were no meetings of the Investment Committee during fiscal 2021; however, investment strategies were discussed during meetings of the Audit Committee and Board of Directors.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board of Directors has determined that the separation of the offices of Chair of the Board and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the offices of the Chair of the Board and Chief Executive Officer will allow the Chief Executive Officer to better focus on the responsibilities of running the Company, enhancing stockholder value and expanding and strengthening our business while allowing the Chair of the Board to lead the Board in its fundamental role of providing advice to, and independent oversight of management. Consistent with this determination, Gian M. Fulgoni serves as Chair of the Board of Directors, and is considered an independent director, and Menderes Akdag serves as our Chief Executive Officer. The Board periodically reviews the leadership structure to determine whether it continues to best serve the Company and its stockholders. Our Board of Directors, in conjunction with management, has responsibility for the oversight of risk management. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, provides risk oversight.

The Board of Directors regularly and continually receives information intended to apprise the Board of the strategic, operational, commercial, financial, legal, and compliance risks the Company faces.  While the Board of Directors is ultimately responsible for oversight of the Company’s risk management practices, the Audit, Compensation, Corporate Governance and Nominating, and Investment committees of the Board of Directors assist the Board in fulfilling its oversight responsibilities in certain areas of risk.

In particular, the Audit Committee focuses on financial risk, including but not limited to internal controls, and the committee receives, reviews, and discusses regular reports from management and external auditors concerning risk assessment. Our Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. Our Corporate Governance and Nominating Committee focuses on the management of risks associated with Board organization, membership, and structure, succession planning for our directors and executive officers, and corporate governance. Finally, our Investment Committee focuses on the management and risks of our financial investments.

Environmental, Social, and Governance Matters

The Board believes that effective oversight of environmental, social and governance matters is core to its risk oversight function and is essential to sustainability, providing value to stockholders and benefiting the communities we serve. The Board is committed to supporting the Company’s current activities, which drive positive environmental and social impact for our customers, employees, and our communities. The current activities include:

●

Environmental Sustainability – The Company is committed to building a better world by reducing our environmental impact and increasing sustainability throughout our distribution center and corporate headquarters. The Company employs strategies to reduce the environmental impact of our product delivery system which includes purchasing only recycled corrugated boxes which we use to deliver our products to our customers, and recycling the majority of the corrugated and plastic waste used in our distribution facility.

●

Social Responsibility - We are committed to the communities in which we live and do business, through service and giving back. Our brand and corporate cause-related initiatives are focused on raising social awareness and funds through local and national partnerships. Our “1-800-PetMeds Cares” organization supports the needs of over 500 pet shelters in the United States through pet product donations and event sponsorships, including a new partnership with Best Friends Animal Society, the nation’s largest no-kill sanctuary for companion animals, all valued in excess of $300,000. You can visit 1-800-PetMeds Cares at www.petmeds.org.

●

Hiring Practices and Company Diversity - We know that people are the key to our success. We are committed to hiring top talent, creating a diverse and inclusive company culture, providing meaningful career development and competitive compensation, offering health and wellness programs for people and providing other resources, all of which enhance our workplace environment. The Company currently employs 219 people, of which approximately 55% are racially or ethnically diverse and approximately 72% are female.

We strive to be aligned with the desires of our employees, stockholders, and the communities we serve. We will continue to make strides to reduce our impact on the environment while continuing to create positive economic and investor value over the long term. We understand that sustainability, social responsibility, and good governance are important to our customers, employees, and stockholders. Accordingly, active stockholder engagement and dialogue is also an integral part of our sustainability commitment as we work to develop a more comprehensive sustainability strategy.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, (“Securities Act”) or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The Audit Committee is comprised solely of independent directors, and it operates under a written charter adopted by the Company’s Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in the oversight of its financial reporting, internal control, and audit functions. Management is responsible for the preparation, presentation, and integrity of its consolidated financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. RSM US LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States.

The Audit Committee members are not practicing professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial, and accounting matters. The Audit Committee meets regularly in executive sessions with members of the independent registered public accounting firm.

Among other matters, the Audit Committee monitors and oversees the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, registered public accounting firm independence and qualification matters, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent registered public accounting firm.

The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of financial, accounting, and internal controls. Management and independent registered public accounting firm presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent registered public accounting firm. In addition, the Audit Committee generally oversees internal compliance programs.

The Audit Committee has reviewed and discussed the Company’s consolidated financial statements with management and the independent registered public accounting firm. Management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent registered public accounting firm represented that its presentations included the matters required to be discussed with the independent registered public accounting firm by Auditing Standards No. 1301, “Communication with Audit Committees” issued by the Public Company Accounting Oversight Board.

RSM US LLP, the independent registered public accounting firm, also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with RSM US LLP the firm’s independence. Following the Audit Committee’s discussions with management and RSM US LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021 (“Annual Report”).

Members of the Audit Committee at the time of the filing of the Annual Report who approved this report: RONALD J. KORN, Chair GIAN M. FULGONI FRANK J. FORMICA LESLIE C.G. CAMPBELL

PRINCIPAL ACCOUNTANT FEES AND SERVICES

RSM US LLP had billed the Company for audit and other fees during fiscal 2021 and 2020. The following table sets forth the fees billed to us by RSM US LLP as of and for the fiscal years ended March 31, 2021 and March 31, 2020:

	For the Year Ended March 31,

	2021	2020

Audit fees	$350,069	$341,294
Other fees (tax-related)	35,000	33,800

Total accountant fees and services	$385,069	$375,094

Audit fees billed by RSM US LLP are related to the audit of our annual consolidated financial statements and of our assessment on internal control over financial reporting for the fiscal years ended March 31, 2021 and March 31, 2020. Audit fees also included the review of our Annual Report on Form 10-K for the years ended March 31, 2021 and March 31, 2020, and the review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the periods ended June 30, September 30, and December 31, 2019 and 2020. Other tax-related fees, which did not include Financial Information System Design and Implementation fees, were also provided by RSM US LLP during fiscal 2021 and 2020.

Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

The Audit Committee shall:

●	Have the responsibility to review and consider and ultimately pre-approve all audit and permitted non-audit services to be performed by our independent registered public accounting firm.

●

Select, evaluate, and, where appropriate, replace the independent registered public accounting firm or nominate the independent registered public accounting firm for stockholder approval. The Audit Committee also has the responsibility to approve all audit engagement fees and terms and all non-audit engagements with the independent registered public accounting firm. The following sets forth what the Audit Committee shall do in order to fulfill its responsibilities and duties with respect to the independent registered public accounting firm: be directly responsible for the appointment, compensation approval and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing its audit report or related work.

●

Have the sole authority to review in advance, and grant any appropriate pre-approvals of: (i) all auditing services to be provided by the independent registered public accounting firm, (ii) all non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Exchange Act, and (iii) in connection therewith to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in SEC periodic reports filed under Section 13(a) of the Exchange Act with respect to non-audit services.

●	Review the performance of the Company's independent registered public accounting firm on at least an annual basis.

●

On an annual basis, review and discuss with the independent registered public accounting firm all relationships the independent registered public accounting firm has with the Company in order to evaluate the independent registered public accounting firm's continued independence. The Committee: (i) shall ensure that the independent registered public accounting firm submit to the Committee on an annual basis a written statement (consistent with Independence Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent registered public accounting firm; (ii) shall discuss with the independent registered public accounting firm any disclosed relationship or services that may impact the objectivity and independence of the independent registered public accounting firm; and (iii) shall satisfy itself as to the independent registered public accounting firm's independence.

●

At least annually, obtain and review an annual report from the independent registered public accounting firm describing: (i) the independent registered public accounting firm's internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues.

●

Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit for the Company's independent registered public accounting firm, has not performed audit services for the Company for each of the five previous fiscal years.

●	Review all reports required to be submitted by the independent registered public accounting firm to the Committee under Section 10A of the Exchange Act.

●

Review, based upon the recommendation of the independent registered public accounting firm and management, the scope and plan of the work to be done by the independent registered public accounting firm for each fiscal year.

Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of RSM US LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our registered public accounting firm. In accordance with the pre-approval policy for services of independent registered public accounting firm, our Audit Committee has pre-approved all audit and non-audit services provided by our independent registered public accounting firm, and the fees paid for such services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of June 1, 2021, by (1) each person known by us to own beneficially or exercise voting or dispositive control over 5% or more of our outstanding common stock, (2) each of our directors and director nominees, (3) each of our named executive officers, and (4) all of our current executive officers and directors as a group. In general, “beneficial ownership” includes those shares a person or entity has the power to vote or transfer, and options or other convertible securities to acquire our common stock and restricted stock that are currently exercisable or releasable or become exercisable or releasable within 60 days. Applicable percentage ownership is based on 20,269,313 shares of common stock outstanding at June 1, 2021. Except as otherwise indicated by the footnotes below, we believe that the beneficial owners of the common stock named in the following table, based on information furnished by these owners, have sole investment, dispositive, and voting power with respect to these shares, subject to community property laws where applicable. Unless otherwise indicated below, the address for each person is 420 South Congress Avenue, Delray Beach, FL 33445.

Name of Beneficial Owner Named Executive Officers and Directors	Aggregate Number of Shares Beneficially Owned		Percent of Shares Outstanding
Menderes Akdag	337,800	(1)	1.7%
Ronald J. Korn	83,333	(2)	*
Frank J. Formica	55,000	(3)	*
Gian M. Fulgoni	53,510	(4)	*
Leslie C.G. Campbell	22,500	(5)	*
Jodi Watson	0	(6)	*
Peter S. Cobb	0	(7)	*
Bruce S. Rosenbloom	36,525	(8)	*
All executive officers and directors as a group (seven persons)	588,668	(9)	2.9%
Other 5% Stockholders
BlackRock, Inc.	3,131,671	(10)	15.5%
The Vanguard Group	1,569,843	(11)	7.7%
Renaissance Technologies	1,258,073	(12)	6.2%

*     Less than 1% of the issued and outstanding shares.

(1)

Mr. Akdag’s holdings include 37,800 restricted shares under the 2016 Employee Equity Restricted Stock Plan, which are subject to forfeiture before July 31, 2021, in the event of termination of employment. On June 11, 2021, pursuant to the Separation Agreement and General Release, Mr. Akdag resigned as Chief Executive Officer and as a member of the Board effective July 30, 2021, and as specified in the terms of the Separation Agreement and General Release, Mr. Akdag’s 37,800 unvested restricted shares will vest on July 31, 2021.

(2)

Mr. Korn’s holdings include 2,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture before July 27, 2021, 5,000 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 26, 2021 and 2022, and 7,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 31, 2021, 2022, and 2023, in the event of cessation of service as a director.

(3)

Mr. Formica’s holdings include 2,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture before July 27, 2021, 5,000 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 26, 2021 and 2022, and 7,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 31, 2021, 2022, and 2023, in the event of cessation of service as a director. Mr. Formica is not a director nominee for re-election at the Annual Meeting and will cease services as a director effective following the Annual Meeting on July 30, 2021. In connection therewith the Board agreed that Mr. Formica will receive the vested portion of 2,500 shares, from his restricted stock grant of 7,500 shares which was issued on July 31, 2020, on July 31, 2021 notwithstanding that Mr. Formica will not be a director on that date, because these shares represent equity compensation for the previous 12 months of service on the Board.

(4)

Dr. Fulgoni’s holdings include 2,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture before July 27, 2021, 5,000 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 26, 2021 and 2022, and 7,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 31, 2021, 2022, and 2023, in the event of cessation of service as a director.

(5)

Ms. Campbell’s holdings include 2,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture before July 27, 2021, 5,000 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 26, 2021 and 2022, and 7,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 31, 2021, 2022, and 2023, in the event of cessation of service as a director.

(6)

Ms. Watson’s holdings do not include 1,380 restricted shares issued on June 2, 2021 under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before June 2, 2022, 2023, and 2024, in the event of cessation of service as a director.

(7)	Mr. Cobb is a new director nominee for election by the shareholders at the Annual Meeting.

(8)

Mr. Rosenbloom's holdings include 3,500 restricted shares under the 2016 Employee Equity Restricted Stock Plan, which are subject to forfeiture before July 27, 2021, 6,300 restricted shares under the 2016 Employee Equity Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 26, 2021 and 2022, and 9,975 restricted shares under the 2016 Employee Equity Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 31, 2021, 2022, and 2023, in the event of termination of employment.

(9)	Incorporates (1) through (6) and (8).

(10)

The information about BlackRock, Inc. (“BlackRock”) was derived from the Schedule 13G filed by BlackRock with the SEC on January 25, 2021. BlackRock listed its address as 55 East 52nd Street, New York, NY 10055.

(11)

The information about The Vanguard Group (“Vanguard”) was derived from the Schedule 13G/A filed by Vanguard with the SEC on February 10, 2021. Vanguard listed its address as 100 Vanguard Blvd., Malvern, PA 19355.

(12)

The information about Renaissance Technologies LLC (“Renaissance”) was derived from the Schedule 13G/A filed by Renaissance with the SEC on February 11, 2021. Renaissance listed its address as 800 Third Avenue, New York, NY 10022.

REPORT OF COMPENSATION COMMITTEE

The following Report of the Compensation Committee of our Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filings by us under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The primary purposes of our Compensation Committee of our Board of Directors, a committee which is comprised solely of independent directors, are to oversee the administration of the Company's compensation programs, to review the compensation of executive officers and directors, to prepare any report on executive compensation required by the rules and regulations of the SEC, and generally to provide assistance to the Board of Directors on compensation matters. The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management and based on that review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee GIAN M. FULGONI, Chair RONALD J. KORN FRANK J. FORMICA LESLIE C.G. CAMPBELL JODI WATSON

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Committee of our Board of Directors, composed entirely of independent directors, administers our executive compensation program. The role of the Compensation Committee is to oversee the administration of the Company's compensation and benefit plans and policies, to review the compensation of the executive officer(s) and directors, to administer our stock plans, to prepare any report on executive compensation required by the rules and regulations of the SEC, and generally to provide assistance to the Board of Directors on compensation matters.

The following discussion and analysis of compensation arrangements of our named executive officers should be read together with the compensation tables and related disclosures set forth elsewhere in this Proxy Statement. Our named executive officers for the fiscal year ended March 31, 2021 were Menderes Akdag, Chief Executive Officer and President (“CEO”), and Bruce S. Rosenbloom, Chief Financial Officer and Treasurer (“CFO”). This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Compensation Philosophy

The objective of our compensation programs, as it has been in prior years, is to attract and retain top talent. Our compensation plans are designed to motivate and reward employees for achievement of positive corporate results and also to promote and enforce accountability. In determining the compensation arrangement of our executives, we are guided by the following key principles:

●

Attract and Retain Top Talent.  Our compensation arrangements should be sufficient to allow us to attract, retain, and motivate executives with the necessary skills and talent to successfully manage our business. In order to attract, retain, and motivate such executives, we seek to compensate our executives at levels that are consistent with or more attractive than other available opportunities in the respective executive’s marketplace.

●

Promote Corporate Performance Accountability.  So that executive compensation is aligned with our business objectives and corporate performance, compensation is tied, in part, to financial performance of our business so that executives are held accountable through their compensation for contributions to our performance as a whole through the performance of the tasks for which they are responsible.

●

Promote Individual Performance Accountability.  So that executive officers who contribute to our operating and financial performance are rewarded and motivated, compensation is tied, in part, to the individual executive’s performance to encourage and reflect individual contributions to corporate performance. Individual performance, as well as performance of the business, and responsibility areas that an individual oversees, are factors in assessing a particular individual’s performance.

●

Align Stockholder Interests.  Compensation is tied, in part, to our financial performance through the grant of long-term incentives under our stock plans, which help to align our executives’ interests with those of our stockholders.

Compensation Consultant: The Compensation Committee has sole authority to retain and terminate a compensation consultant to assist in the evaluation of our CEO or senior executive compensation. During fiscal 2019, the Compensation Committee consulted with a nationally recognized third-party compensation consulting firm regarding compensation practices and programs, as well as overall industry compensation trends and dynamics, and executive pay for our CEO. The Compensation Committee had assessed the independence of the compensation consulting firm considering the factors set forth in applicable SEC rules and the Listing Rules of the NASDAQ Stock Market, LLC and had concluded no conflicts of interest were raised by the work performed by the compensation consultant. In early fiscal 2020, negotiation of amendments to the employment agreement for our CEO continued, resulting in Amendment No. 6 to the employment agreement for our CEO being entered into in May 2019, as more fully discussed below in “EXECUTIVE COMPENSATION” on page 31.

The Compensation Committee believes that our compensation programs should include short-term and long-term components, including cash and equity-based compensation, and should reward performance as measured against established goals. The Compensation Committee considers the total current and potential long-term compensation of each of our executive officers in establishing each element of compensation. The Compensation Committee reviews and recommends to the full Board of Directors the total compensation to be paid to our CEO, in advance of the expiration of his employment agreement. The Compensation Committee reviews and recommends to the full Board of Directors on an annual basis, the long-term incentives to be awarded to other executive officers and key employees. As part of this process, the Compensation Committee reviews benchmarking of the aggregate level of executive compensation, as well as the mix of elements used to compensate the executive officers. In addition, the Compensation Committee has historically taken into account publicly available data relating to the compensation practices and policies of other companies within and outside our industry.

While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, the Compensation Committee generally believes that gathering this information is an important part of our compensation-related decision-making process. At the request of the Compensation Committee, a compensation benchmarking analysis had been conducted to assist in the determination of appropriate executive compensation for fiscal years 2007, 2008, 2010, 2013, 2016, 2020 and 2021. The group of peer companies that were researched in fiscal 2016 included comparable companies located in South Florida and other direct mail/ecommerce retailers (based on the nature of the Company’s business). The companies in the peer group included: Perry Ellis International Inc., 1-800-Flowers.com Inc., Blue Nile, Inc., Overstock.com Inc., FTD Companies, and Nutrisystem.

The information gathered about the peer companies was as follows: market capitalization, annual revenue, and annual earnings per share. The specific mix of elements of compensation that were benchmarked included: annual salary, bonuses, and stock-based compensation (which included both stock options and restricted stock). Averages of each of the above categories were calculated. Our Company’s data was then compared to the averages of the comparable companies’ data. The Company entered into another three-year employment agreement with the CEO effective March 16, 2016. Based on the above fiscal 2016 benchmarking study, the CEO’s salary was increased from $550,000 to $600,000 for each year under his three-year employment agreement, which expired on March 16, 2019.

Ahead of the expiration of the CEO’s employment agreement, the Compensation Committee retained the services of a third-party executive compensation specialist, in connection with the establishment of cash and equity compensation for a renewal of the CEO employment agreement. The peer group for fiscal 2020 included the following twelve (12) companies: 1-800-Flowers, FTD Companies, Nutrisystem, Blue Apron, EVINE Live, Nature’s Sunshine Products, Medifast, PetIQ, LifeVantage, Natural Health Trends, Mannatech, and Youngevity International. The criteria used to determine the peer group included: U.S. based and traded on major exchanges, internet and direct marketing, revenue ranging between $50 million and $1.25 billion (a wide revenue range, given PetMed’s unique niche business), and other specific business model similarities. See “Employment Agreement and Other Agreements with Menderes Akdag, Chief Executive Officer and President, and Offer Letter with Bruce S, Rosenbloom, Chief Financial Officer and Treasurer” on page 37 for a detailed description of the CEO’s current employment agreement. The CEO evaluates the performance of the other executive officer and key employees on an annual basis and makes recommendations to the Compensation Committee with respect to stock grants pursuant to the Company’s Employee Equity Compensation Restricted Stock Plan.

Application of our Philosophy

Our executive compensation program aims to encourage our management team to continually pursue our strategic opportunities while effectively managing the risks and challenges inherent to our business. Specifically, we have created an executive compensation package that we believe balances a short-term component (annual cash compensation), specifically, base salary, and a long-term component, specifically, restricted stock.

We believe that these components are appropriate to provide incentives to our senior management and reward them for achieving the following goals:

●	develop a culture that embodies a passion for our Company, creative contribution, and a drive to achieve established goals and objectives;

●	provide leadership to our Company in such a way as to maximize the results of our business operations;

●	lead us by demonstrating forward thinking in the operation, development, and expansion of our Company;

●	effectively manage organizational resources to derive the greatest value possible from each dollar invested; and

●	take strategic advantage of the market opportunity to expand and grow our business.

Our executive compensation structure aims not only to compensate top talent at levels that our Board of Directors believes are consistent with or more attractive than other opportunities in an executive’s marketplace, but also to be fair relative to compensation paid to other professionals within our organization, relative to our short- and long-term performance results and relative to the value we deliver to our stockholders. We seek to maintain a performance-oriented culture with a compensation approach that rewards our executive officers when we achieve our goals and objectives, while putting at risk an appropriate portion of their compensation against the possibility that our goals and objectives may not be achieved. Overall, our approach is designed to relate the compensation of our executive officers to: the achievement of short- and long-term goals and objectives; their willingness to challenge and improve existing policies and structures; and their capability to take advantage of unique opportunities and overcome difficult challenges within our business.

Components of our Executive Compensation Program

Annual Cash Compensation - Base Salary

The purpose of base salary is to create a secure base of cash compensation for executives that is competitive with the market. Executives’ salary increases follow a preset schedule or formula, however, the following is considered when determining appropriate salary levels and increases: the individual’s current and sustained performance results and the methods utilized to achieve such results, and non-financial performance indicators to include strategic developments for which an executive has responsibility and managerial performance. The Compensation Committee exercises discretion in making salary decisions taking into account, among other things, each executive’s performance goals and the Company’s overall performance.

Long-Term Incentive Compensation

Long-Term Incentives. Since 2006, our long-term incentives have been in the form of restricted stock issuances.

Our Board of Directors and stockholders have adopted an Employee Equity Compensation Restricted Stock Plan, effective July 29, 2016 (“2016 Employee Plan”), allowing awards to be made until July 29, 2026, and an Outside Director Equity Compensation Restricted Stock Plan, effective July 24, 2015 (“2015 Director Plan”), allowing awards to be made until July 24, 2025. See “Equity Compensation Plan Information” on page 43 for a detailed description of these equity compensation plans.

The purpose of the 2016 Employee Plan is to promote the interests of the Company by securing and retaining employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Company. The Company expects that it will benefit from the added commitment that such employees will have in the welfare of the Company as a result of their ownership or increased ownership of the Company's common stock. All full-time employees are eligible to receive awards under the 2016 Employee Plan, which consist of grants of restricted stock. We generally offer restricted stock grants to certain full-time employees, primarily management, after their one-year anniversary of hire.

The purpose of the 2015 Director Plan is to promote the interests of the Company by attracting, retaining, and compensating highly qualified individuals who are not employees or affiliates of the Company or any of its subsidiaries, to serve as members of the Company’s Board of Directors, and to enable them to increase their ownership of Company’s common stock, thereby increasing their proprietary interest in the Company and their identification with the interests of the Company’s stockholders.

Perquisites and Other Compensation Benefits. Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers, which are also generally available to employees, including medical, dental, 401(k) matching contributions and the payment of withholding taxes related to restricted stock issuances. In general, we do not view perquisites as a significant component of our executive compensation structure (ranging between 10% to 20% of overall executive compensation); however, the Compensation Committee in its discretion may revise, amend, or add to officer(s)’ executive benefits.

Stock Ownership Guidelines and Clawback Policy

On March 5, 2019, in order to further encourage ownership and require executives to have a vested interest as owners of the Company, our Board created and approved Corporate Governance Guidelines that include minimum stock ownership guidelines for our named executive officers and the non-employee members of our Board of Directors (collectively, “Covered Persons”). These stock ownership guidelines are intended to align the financial interests of the Covered Persons with our stockholders by requiring them to acquire and maintain a meaningful ownership interest in our common stock at levels sufficient to assure our stockholders of their commitment to long-term value creation. Under our stock ownership guidelines, our named executive officers and the non-employee members of our Board of Directors are required to acquire and hold shares of our common stock with a value at least equal to the following multiple of their annual base salary or cash retainer, as applicable: CEO - five times annual base salary; other named executive officers - two times annual base salary; and non-employee members of Board of Directors - five times annual cash retainer.

Covered Persons have five years from the effective date of the stock ownership guidelines or, if later, from commencement of service as a named executive officer or non-employee member of our Board of Directors to achieve compliance with the applicable guideline. Thereafter, compliance is assessed annually on January 31st of each year. The value of shares and share equivalents is determined using the 30-day average closing trading price of our common stock prior to the applicable measurement date. If, at the applicable compliance measurement date, a Covered Person does not meet the applicable guideline, then, until he or she is in compliance with the guidelines, he or she will be expected to hold 50% of the net shares acquired thereafter as a result of the exercise, vesting or settlement of any equity award received from the Company. The Board of Directors may waive or change the holding requirements in the case of extraordinary circumstances to be determined by the Board of Directors in its sole discretion. From time to time the Board of Directors will consider and may reset the level of common stock ownership that it considers appropriate for the guideline.

As of March 31, 2021, all of our named executive officers and non-employee directors either met the applicable ownership threshold or were within the permitted time period to attain the required ownership. In addition, the Corporate Governance Guidelines include a clawback policy, which states that the Compensation Committee is authorized to recover performance-based compensation from executive officers in the event of certain financial restatements. Additional details about this policy can be found in our Corporate Governance Guidelines on our website at www.1800petmeds.com.

Anti-Hedging and Anti-Pledging Policies

The Board believes that it is important to align the interests of the Company’s directors and executive officers with those of the Company’s shareholders and considers it inappropriate for directors and executive officers of the Company to engage in speculative transactions in the Company’s securities.

Directors, officers, and employees of the Company are prohibited from entering into any transaction designed to hedge or having the effect of hedging (including derivative transactions), the economic risk of owning the Company’s securities. Examples of transactions that fall within this prohibition include trading in options, puts, calls and other similar instruments related to Company securities. In addition, directors, officers, and employees of the Company are prohibited from engaging in short sales (i.e., selling securities the directors, officers and employees of the Company do not own) of Company securities. Regardless of any other provision of this Company policy, the prohibitions set forth therein are not eligible for the granting of an exception.

Securities held in a margin account as collateral for a margin loan may be sold by the broker without the customer’s consent if the customer fails to meet a margin call. Similarly, securities pledged as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise not permitted to trade in the Company’s securities, directors, officers, and employees of the Company are prohibited from holding the Company’s securities in a margin account or otherwise pledging the Company’s securities as collateral for a loan without the written approval of the Chief Financial Officer.

EXECUTIVE COMPENSATION

On an annual basis, the Company’s management prepares a budget, which is presented to the Board of Directors, and this annual budget is discussed and must be approved by the Board. The annual budget serves as a baseline for the Company’s performance goals, including those of the executive officers. The CEO’s annual compensation package is comprised of salary and stock-based compensation determined by the Compensation Committee of the Board of Directors. When the CEO’s March 2010 three-year employment agreement was expiring in 2013, and was due for renewal, the Compensation Committee conducted the previously discussed review of benchmarking data, which included comparable performing companies, and developed an employment agreement renewal that was both fair to our Company and that would recognize our CEO’s significant contribution to the success of our Company. The Compensation Committee also reviewed the compensation portions of the CEO’s prior employment agreements, and then-existing March 2013 employment agreement and the Company’s performance during the CEO’s tenure. In March 2016, the Board based the CEO’s compensation on a similar benchmarking study and took the performance of the Company into account. The CEO’s salary in March 2016 was raised from $550,000 to $600,000 for each year under his three-year employment agreement, expiring on March 16, 2019. The CEO was also granted 120,000 restricted shares on March 16, 2016 under the 2006 Employee Plan.

On March 15, 2019, the Company and the CEO entered into Amendment No. 5a to the employment agreement. With the intent to enter into Amendment No. 6 to the employment agreement, the Compensation Committee had been working with a nationally-recognized compensation consulting firm to ensure executive pay to the CEO is consistent with a selected peer group and contains appropriate performance benchmarks. At the time of entering into Amendment No. 5a, the report from the compensation consulting firm had been received and analyzed, and the Chair of the Board had presented the results to, and was negotiating with, the CEO to agree to final terms that would be acceptable to all parties, subject to final Board approval. Amendment No. 5a, commencing on March 16, 2019, amended the term of the CEO’s employment agreement until May 13, 2019, and the CEO’s salary remained $600,000 per year throughout the term of the amendment.

On May 13, 2019, based on the recommendation of Compensation Committee of the Board of Directors and the approval of the Board of Directors, the Company and the CEO entered into Amendment No. 6 to the employment agreement. The amendment amended certain provisions of the employment agreement including the extension of the term until the earlier of (i) the date of the Company's 2020 annual stockholders meeting, or (ii) August 1, 2020, and commencing on the pay period ending on May 17, 2019 the salary was raised to $607,880.

The CEO was also granted 40,000 restricted shares of the Company's common stock on July 26, 2019 under the 2016 Employee Plan to vest on July 26, 2020. The Company also agreed to pay the CEO’s withholding tax associated with the restricted shares by providing the CEO gross up compensation, which includes the withholding tax on the tax benefit paid by the Company, in an amount similar to other employees of the Company as approved by the Board of Directors.

On July 31, 2020, based on the recommendation of the Compensation Committee of the Board of Directors and the approval of the Board of Directors, the Company and the CEO entered into Amendment No. 8 to the employment agreement. The amendment amended certain provisions of the employment agreement including the extension of the term to the earlier of (i) the date of the Company’s 2021 annual stockholders’ meeting, or July 31, 2021, and an increase in salary from $607,880 to $626,860. The CEO was also granted 37,800 restricted shares of the Company's common stock to vest on July 31, 2021. The CEO’s compensation was based on the results of his fiscal 2020 performance goals, which included: (1) net revenue; (2) net income; (3) employee engagement survey, and (4) net promoter score which measures customer satisfaction with the Company.

On May 28, 2021, the Board of Director notified the CEO that the Company will not extend his employment agreement with the Company and that the employment agreement would therefore end on July 30, 2021 in accordance with the scheduled end date of the agreement. In connection with the end of the employment agreement, on June 11, 2021, the Company and Mr. Akdag entered into a Separation Agreement and General Release pursuant to which Mr. Akdag resigned as an officer and director of the Company effective July 30, 2021. See “Employment Agreement and Other Agreements with Menderes Akdag, Chief Executive Officer and President, and Offer Letter with Bruce S, Rosenbloom, Chief Financial Officer and Treasurer” on page 37 for a detailed description of the Separation Agreement and General Release.

An independent compensation consultant was retained by the Compensation Committee in fiscal 2020 and 2021 to ensure the current compensation plan for our CEO was in line with industry standards, and optimal for the benefit of the Company and its stockholders. See “Employment Agreement and Other Agreements with Menderes Akdag, Chief Executive Officer and President, and Offer Letter with Bruce S, Rosenbloom, Chief Financial Officer and Treasurer” on page 37 for a detailed description of the CEO’s current employment agreement.

The evaluation method and rating scale to measure performance that has been used to determine the CEO’s compensation in the past, and which was used for the CEO’s fiscal 2020 goals, is as follows: the evaluation method measures performance against planned objectives that can be determined quantitatively on a rating scale of 1 to 5 (with 5 being the highest rating), apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary as follows: 5 – 10% increase in salary; 4 – 7% increase in salary; 3 – 4% increase in salary; 2 – 2% increase in salary; 1 – 0% increase in salary.

The CEO’s compensation for fiscal year 2021 was based on the following fiscal 2020 goals, on a percentage basis: Net Revenue (35%), Net Income (35%), Net Promoter Score (15%), and the Employee Engagement Survey (15%). The goals of Net Revenue and Net Income are based annually on the Board-approved budget. The Net Promoter Score (measuring customer satisfaction) and the Employee Engagement Survey (measuring employee satisfaction) are also Company-wide goals. The method used provides planned objectives that can be determined quantitatively on a scale of 1 to 5, apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary, at a previously predetermined amount. For example, a rating of a 3 is meeting the predetermined goal.

With respect to the CEO’s annual compensation package for the fiscal year ended March 31, 2021, the below chart reflects his fiscal 2020 goals, his performance against the goals, and the weight placed and rating received on each goal, which were the basis for his fiscal 2021 compensation. The total represents the weight multiplied by the rating. The CEO’s overall total rating was 2.56.

Goal	Budget	Actual	Weight	Rating	Total
Net Revenue (in millions)	$291.0	$284.1	35%	2.51	0.88
Net Income (in millions)	$26.6	$25.9	35%	2.46	0.86
Net Promoter Score	83.5%	84.2%	15%	3.66	0.55
Employee Engagement Survey	82.0%	79.6%	15%	1.82	0.27
Total					2.56

With respect to the CEO’s annual compensation package for the fiscal year ended March 31, 2020, a total rating of 1 earned no raise; a total rating of 2 earned a 2.0% raise; a total rating of 3 earned a 4.0% raise; a total rating of 4 earned a 7.0% raise; and a total rating of 5 earned a 10.0% raise. Based on the above-indicated total of 2.56, the CEO earned a 3.1% raise in annual salary for the fiscal year ended March 31, 2020.

The CEO’s restricted stock-based compensation is also determined based on the above performance criteria. Restricted shares totaling 37,800 were issued to the CEO on July 31, 2020, using the following scale based on a score of 2.56, a total rating of 1 – issuance of 30,000 shares; a total rating of 2 – issuance of 35,000 shares; a total rating of 3 – issuance of 40,000 shares; a total rating of 4 – issuance of 45,000 shares; and a total rating of 5 – issuance of 50,000 shares.

The CFO’s annual compensation package is comprised of salary, bonus (if awarded in a particular fiscal year), and stock-based compensation. On an annual basis, the CEO together with the CFO determines the performance-based goals for the CFO at the beginning of the fiscal year. The compensation package is then submitted by the CEO for approval by the Compensation Committee.

The CFO’s compensation for fiscal 2021 was based on the CFO’s 2020 goals, which included on a percentage basis: Net Revenue (25%), Net Income (25%), General and Administrative Expenses as a Percentage of Sales (10%), Equine Revenue (10%), Net Promoter Score (15%), and the Employee Engagement Survey (15%). The goals of Net Revenue, Net Income, General and Administrative Expenses, and Equine Revenue were Company-wide goals and are based on the Board-approved budget. The Employee Engagement Survey (measures employee satisfaction) and the Net Promoter Score (measures customer satisfaction) were also Company-wide goals.

Similar to previous years, the evaluation method used measures performance against planned objectives that can be determined quantitatively on a rating scale of 1 to 5 (with 5 being the highest rating), apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary, at a previously predetermined amount. For example, a rating of a 3 is meeting the predetermined goal. With respect to the CFO’s annual compensation package for the fiscal year ended March 31, 2021, the chart below reflects his fiscal 2020 goals, which were the basis for the fiscal 2021 compensation, and the weight placed and rating received on each goal. The total represents the weight multiplied by the rating. The CFO’s overall total rating was 2.49.

Goal	Budget	Actual	Weight	Rating	Total
Net Revenue (in millions)	$291.0	$284.1	25%	2.51	0.63
Net Income (in millions)	$26.6	$25.9	25%	2.46	0.62
General & Administrative Expenses as a percentage of sales	8.65%	8.89%	10%	1.73	0.17
Equine Revenue (in millions)	$1.0	$0.8	10%	2.54	0.25
Net Promoter Score	83.5%	84.2%	15%	3.66	0.55
Employee Engagement Survey	82.0%	79.6%	15%	1.82	0.27
Total					2.49

With respect to the CFO’s annual compensation package for the fiscal year ended March 31, 2021, a total rating of 1 earned no raise; a total rating of 2 earned a 2.0% raise; a total rating of 3 earned a 4.0% raise; a total rating of 4 earned a 7.0% raise; and a total rating of 5 earned a 10.0% raise. Based on the above-indicated total of 2.49, the CFO earned a 3.0% raise in annual salary for the fiscal year ended March 31, 2021.

Stock-based compensation is also determined based on the above performance criteria. With respect to the CFO’s annual stock-based compensation for the fiscal year ended March 31, 2021 he was awarded 9,975 restricted shares of common stock in July 2020, based on the above total rating of 2.49.

The CFO’s compensation for fiscal year 2022 is based on the achievement of the following fiscal 2020 goals, on a percentage basis: Net Revenue (25%), Net Income (25%), General and Administrative Expenses as a Percentage of Sales (25%), Investor Outreach (15%), and the Employee Engagement Survey (10%). The goals of Net Revenue, Net Income, and General and Administrative Expenses are based on the Board-approved budget. The Investor Outreach goal is an individual goal for the CFO. The Employee Engagement Survey (measures employee satisfaction) is also a Company-wide goal.

The evaluation method and rating scale to measure performance that was used to determine the CFO’s compensation in fiscal 2022 and future years is as follows: the evaluation method measures performance against planned objectives that can be determined quantitatively on a rating scale of 1 to 5 (with 5 being the highest rating), apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary as follows: 5 – 8% increase in salary; 4 – 6% increase in salary; 3 – 4% increase in salary; 2 – 2% increase in salary; 1 – 0% increase in salary. The CFO’s restricted stock-based compensation is also determined based on the above performance criteria. Future shares issued will be based on the CFO’s FY 2022 goals, using the following scale, a total rating of 1 – issuance of 8,400 shares; a total rating of 2 – issuance of 9,450 shares; a total rating of 3 – issuance of 10,500 shares; a total rating of 4 – issuance of 11,550 shares; and a total rating of 5 – issuance of 12,600 shares.

The CFO’s compensation for fiscal year 2023 will be based on the achievement of the following fiscal 2022 goals, on a percentage basis: Net Revenue (25%), Net Income (25%), General and Administrative Expenses as a Percentage of Sales (20%), Investor Outreach (15%), and the Employee Engagement Survey (15%). The goals of Net Revenue, Net Income, and General and Administrative Expenses are based annually on the Board-approved budget. The Employee Engagement Survey (measures employee satisfaction) is also a Company-wide goal. The Investor Outreach goal is an individual goal for the CFO. Similar to fiscal 2021, the method used provides planned objectives that can be determined quantitatively on a scale of 1 to 5, apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary, at a previously predetermined amount. For example, a rating of a 3 is meeting the predetermined goal.

In previous fiscal years, an annual bonus was based on a Company-wide goal determined by management based on the Company’s reorder goal. A minimum bonus was determined and the bonus pool would increase depending on exceeding the goal. This bonus pool was then distributed to all employees, except for the CEO. The distribution amount was based on position and time of service. In fiscal 2021, the Company’s CFO earned a bonus of $1,200.

The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s CEO and CFO (“Named Executive Officers”) for the fiscal years ended March 31, 2021, 2020, and 2019.

FISCAL 2021 SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	All Other Compensation ($) (i)	Total ($) (j)

Menderes Akdag, (1)	2021	$619,925	$-	$1,179,360	$395,301	$2,194,586
Chief Executive Officer	2020	617,771	-	639,200	46,489	1,303,460
and President	2019	600,000	-	-	257,551	857,551

Bruce S. Rosenbloom,	2021	336,600	1,200	311,220	135,669	784,689
Chief Financial Officer	2020	327,110	1,000	151,011	94,017	573,138
	2019	320,350	1,000	372,015	172,916	866,281

(1)

Mr. Akdag served as our Chief Executive Officer and President since March 2001. On June 11, 2021, the Company and Mr. Akdag entered into a Separation Agreement and General Release pursuant to which Mr. Akdag resigned as an officer and director of the Company effective July 30, 2021.

The amounts reported in the Bonus column (column (d)) reflect the annual bonus paid out in the years provided. The annual bonus is based on a Company-wide goal determined by management, the bonus details are described above.

The amounts reported in the Stock Awards column (column (e)) reflect the grant date fair value, associated with each Named Executive Officer’s restricted stock award under the 2006 Employee Equity Compensation Restricted Stock Plan, calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation). For the fiscal year ending March 31, 2021, Mr. Akdag was granted 37,800 restricted shares of common stock on July 31, 2020, which vest on July 31, 2021. For the fiscal year ending March 31, 2020, Mr. Akdag was granted 40,000 restricted shares of common stock on July 26, 2019, which vested on July 26, 2020. Mr. Akdag did not receive any restricted stock awards in the fiscal year ended March 31, 2019. For the fiscal years ended March 31, 2021, 2020 and 2019, Mr. Rosenbloom was granted 9,975 restricted shares of common stock on July 31, 2020, 9,450 restricted shares of common stock July 26, 2019, and 10,500 restricted shares of common stock on July 27, 2018, respectively. All of Mr. Rosenbloom’s restricted shares of common stock grants vest on the anniversary of the grant date over a period of 3 years.

The amounts reported for the fiscal year ended March 31, 2021, in the All Other Compensation column (column (i)) reflect, for each Named Executive Officer, the sum of (i) amounts paid by the Company for withholding taxes related to restricted stock issuances, $348,503 for Mr. Akdag and $88,719 for Mr. Rosenbloom, (ii) the dollar value of healthcare costs paid by the Company, $35,398 for Mr. Akdag and $35,550 for Mr. Rosenbloom, and (iii) amounts contributed by the Company to the Company’s 401(k) Plan, $11,400 for both Mr. Akdag and Mr. Rosenbloom. Amounts paid by the Company for withholding taxes related to restricted stock issuances and contributions paid to the Company’s 401(k) Plan are calculated on the same basis for all participants in the plan, including the Named Executive Officers.

The Company cautions that the amounts reported in the Fiscal 2021 Summary Compensation Table for stock awards reflect the grant date fair value and may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the Named Executive Officer’s continued employment. Additional information on all outstanding restricted stock and stock option awards is reflected in the Fiscal 2021 Outstanding Equity Awards at Year-End table below. The following table supplements the disclosure in the Fiscal 2021 Summary Compensation Table with respect to stock awards made to the Named Executive Officers in fiscal 2021.

FISCAL 2021 GRANTS OF PLAN-BASED AWARDS

		All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Closing Price on Grant	Grant Date Fair Value of Stock and Option Awards
Name (a)	Grant Date (b)	(i)	(j)	(k)	Date	(l)

Menderes Akdag (1)	7/31/2020	37,800	-	-	$31.20	$1,179,360
Bruce S. Rosenbloom	7/31/2020	9,975	-	-	$31.20	$311,220

(1)

Mr. Akdag served as our Chief Executive Officer and President since March 2001. On June 11, 2021, the Company and Mr. Akdag entered into a Separation Agreement and General Release pursuant to which Mr. Akdag resigned as an officer and director of the Company effective July 30, 2021.

Mr. Akdag’s restricted stock award was granted on July 31, 2020 under the 2016 Employee Plan and the award vests on the one-year anniversary of the grant date. Mr. Rosenbloom’s restricted stock award was granted on July 31, 2020 under the 2016 Employee Plan and the award vests one-third on the first, second, and third anniversaries of the grant date. Our equity compensation plans are administered by the Compensation Committee. Restricted stock grants are made on an annual basis in amounts determined/approved by the Compensation Committee. Restricted stock grants to Mr. Rosenbloom generally vest in equal installments over three years and to Mr. Akdag generally vest on the one-year anniversary of the grant date.

The following table sets forth certain information regarding equity-based awards held by our Named Executive Officers as of March 31, 2021, which consist of restricted stock awards.

FISCAL 2021 OUTSTANDING EQUITY AWARDS AT YEAR-END

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date ($) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)

Menderes Akdag (5)	-	-	$-	-	37,800	(1)	$1,329,804

Bruce S. Rosenbloom	-	-	-	-	3,500	(2)	123,130
	-	-	-	-	6,300	(3)	221,634
	-	-	-	-	9,975	(4)	350,921

(1)	These shares of restricted stock were granted on July 31, 2020. These shares vest on the first anniversary of the grant date.
(2)	These shares of restricted stock were granted on July 27, 2018. These shares vest on the third anniversary of the grant date.
(3)	These shares of restricted stock were granted on July 26, 2019. These shares vest on the second and third anniversaries of the grant date.
(4)	These shares of restricted stock were granted on July 31, 2020. These shares vest on the first, second, and third anniversaries of the grant date.
(5)

Mr. Akdag has served as our Chief Executive Officer and President since March 2001. On June 11, 2021, the Company and Mr. Akdag entered into a Separation Agreement and General Release pursuant to which Mr. Akdag resigned as an officer and director of the Company effective July 30, 2021.

The amounts reported in the Market Value of Shares or Units of Stock That Have Not Vested column (column (h)) were determined by multiplying the number of shares of common stock, as applicable, by $35.18, the closing price of common stock on March 31, 2021. The Company cautions that the amounts reported in the 2021 Grants of Plan-Based Awards table and the Fiscal 2021 Outstanding Equity Awards at Year-End table for these stock awards reflect the grant date fair value and market value at March 31, 2021, and may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the Named Executive Officer’s continued employment.

The following table sets forth certain information regarding delivery of restricted stock upon the expiration of forfeiture (vesting) periods by each of our Named Executive Officers listed in the Fiscal 2021 Summary Compensation Table, during fiscal 2021.

FISCAL 2021 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)

Menderes Akdag (1)	-	-	40,000	1,235,600
Bruce S. Rosenbloom	-	-	10,150	314,549

(1)

Mr. Akdag served as our Chief Executive Officer and President since March 2001. On June 11, 2021, the Company and Mr. Akdag entered into a Separation Agreement and General Release pursuant to which Mr. Akdag resigned as an officer and director of the Company effective July 30, 2021.

The value realized on the vesting of restricted stock for Mr. Akdag was determined by multiplying the 40,000 shares acquired on vesting by $30.89 the closing price of the common stock at the vesting date, on July 26, 2020. The value realized on the vesting of restricted stock for Mr. Rosenbloom was determined by multiplying the 3,150 shares acquired on vesting by $30.89, the closing price of the common stock at the vesting date, on July 26, 2020, 3,500 shares acquired on vesting by $31.15, the closing price of the common stock at the vesting date, on July 27, 2020, and 3,500 shares acquired on vesting by $30.92, the closing price of the common stock at the vesting date, on July 28, 2020.

2020 Pension Benefits and Deferred Compensation

The Company does not provide pension benefits and the Company does not have provisions for deferred compensation.

Employment Agreement and Other Agreements with Menderes Akdag, Chief Executive Officer and President, and Offer Letter with Bruce S, Rosenbloom, Chief Financial Officer and Treasurer

Menderes Akdag

Effective as of March 16, 2001, the Company entered into an employment agreement with Menderes Akdag, Chief Executive Officer and President of the Company. The employment agreement was subsequently amended by amendment no. 1 through amendment no. 8, the last amendment effective as of July 31, 2020. On May 28, 2021, the Board of Director notified Mr. Akdag that the Company will not extend his employment agreement with the Company and that the employment agreement would therefore end on July 30, 2021 in accordance with the scheduled end date of the agreement. In connection with the end of the employment agreement, on June 11, 2021, the Company and Mr. Akdag entered into a Separation Agreement and General Release.

Pursuant to the Separation Agreement and General Release, Mr. Akdag’s last day of employment with the Company and its subsidiaries will be July 30, 2021, and he will resign as a director of the Company and its subsidiaries effective following the Company’s 2021 annual stockholder meeting on July 30, 2021. The Separation Agreement and General Release provides Mr. Akdag with the following principal severance benefits, contingent upon Mr. Akdag’s compliance with the employment agreement, the Non-Disclosure, Non-Compete and Non-Solicitation Agreement dated November 12, 2012, and the Separation Agreement and General Release, and the execution and delivery of a customary reaffirmation of the obligations, covenants, releases, and waivers contained in the Separation Agreement and General Release: (i) a lump sum cash payment of $325,000, to be paid no later than August 10, 2021; and (ii) a lump sum cash payment of $325,000, to be paid on December 31, 2021. In addition, Mr. Akdag’s 37,800 unvested shares of restricted common stock of the Company will vest on July 31, 2021.

Under the terms of the Separation Agreement and General Release, Mr. Akdag will be available from July 31, 2021 to January 31, 2022 by telephone, on an as-needed basis regarding the Company’s business and operations and the transition of his duties. Mr. Akdag will not receive any additional fees for these services.

Pursuant to the Separation Agreement and General Release, Mr. Akdag is required to comply with certain restrictive covenants regarding nondisclosure of Company information, non-disparagement, non-competition and non-solicitation of Company customers and employees under the Non-Disclosure, Non-Compete and Non-Solicitation Agreement with the Company dated November 12, 2012 (see “Non-Compete and Non-Disclosure Agreements” below).

The following is a description of the amendments to Mr. Akdag’s employment agreement from March 15, 2019 to July 31, 2020. On March 15, 2019, the Company entered into Amendment No. 5a to Mr. Akdag’s employment agreement, which was set to expire on March 16, 2019 pursuant to Amendment No. 5 to the employment agreement. With the intent to enter into amendment No. 6 to the employment agreement, the Compensation Committee worked with a nationally-recognized compensation consulting firm to ensure executive pay to our CEO is consistent with a selected peer group and contains appropriate performance bench marks. At the time of entering into Amendment No. 5a, the report from the compensation consulting firm had been received and analyzed, and the Chair of the Board had presented the results to, and was negotiating with, Mr. Akdag to agree to final terms that would be acceptable to all parties, subject to final Board approval. Amendment No. 5a, commencing on March 16, 2019, amended the term of Mr. Akdag’s employment agreement until May 13, 2019, and Mr. Akdag's salary remained $600,000 per year throughout the term of the amendment.

On May 13, 2019, based on the recommendation of Compensation Committee of the Board of Directors and the approval of the Board of Directors, the Company and Mr. Akdag entered into Amendment No. 6 to Mr. Akdag’s employment agreement which amended certain provisions of the employment agreement as follows: the term of the employment agreement was extended until the earlier of (i) the date of the Company's 2020 Annual Stockholders Meeting, or (ii) August 1, 2020; and Mr. Akdag's salary remained at $600,000 per year throughout the term of the agreement subject to a percentage increase adjustment, if any, commencing on the pay period ending on May 17, 2019, based on pre-determined individual and corporate performance goals and objectives for fiscal 2019 approved by the Board.

The evaluation method used measured performance against planned objectives that can be determined quantitatively on a rating scale of 1 to 5 (with 5 being the highest rating), apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary as follows: 5 – 10% increase in salary; 4 – 7% increase in salary; 3 – 4% increase in salary; 2 – 2% increase in salary; 1 – 0% increase in salary. Effective May 3, 2019, and in accordance with Amendment No. 6 to the employment agreement, Mr. Akdag’s salary was increased from $600,000 to $607,880 based on the results of his performance against the fiscal 2019 performance goals.

In addition, in accordance with the terms of the PetMed Express, Inc. 2016 Employee Plan, and subject to the further terms, conditions and restrictions contained in a separate agreement, titled “Restricted Stock Agreement Pursuant to PetMed Express, Inc. 2016 Restricted Stock Plan,” on July 26, 2019 Mr. Akdag was granted 40,000 restricted shares of the Company's common stock, par value $.001 per share, to vest on July 26, 2020.

Further, subject to the Company and Mr. Akdag entering into an extension of the employment agreement for an additional one year period following the expiration of Amendment No. 6, and to the further terms, conditions and restrictions contained in a separate agreement, titled “Restricted Stock Agreement Pursuant To PetMed Express, Inc. 2016 Restricted Stock Plan,” to be entered into by and between the Company and Mr. Akdag on the earlier of (i) the date of the Company’s 2020 Annual Stockholders’ Meeting or (ii) August 1, 2020, Mr. Akdag will be granted restricted stock, to vest on the one year anniversary of the grant date, in the below amounts based on the same pre-determined individual and corporate-wide performance goals and objectives to be approved by the Board of Directors upon which Mr. Akdag’s salary is based, as follows: 5 – 50,000 shares of restricted stock; 4 – 45,000 shares of restricted stock; 3 – 40,000 shares of restricted stock; 2 – 35,000 shares of restricted stock; 1 – 30,000 shares of restricted stock.

The Company will continue to pay the current withholding tax percentage for stock compensation awards according to current IRS guidelines.  The Company will also pay Mr. Akdag his withholding tax amount by providing Mr. Akdag gross up compensation, which includes the withholding tax on the tax benefit paid by the Company, in an amount similar to other employees of the Company as approved by the Board of Directors, which currently is approved for up to 28.2% (based on the current IRS withholding guidelines according to IRS guidelines of 22%) for employees.  This approved 28.2% withholding and tax benefit % may fluctuate based on changes in the withholding percentage. The actual withholding tax obligation is determined by using the following formula: Fair Market Value of Vested Shares divided by (1.0 – .22) = Total grossed-up income which includes withholding taxes. The 22% rate is based on current withholding guidelines. This percentage may change in future years. This total grossed-up amount is then multiplied by the current withholding percentage to determine the actual withholding tax amount to be paid by the Company. FICA taxes on the grossed-up amount will be paid by Mr. Akdag.

In addition, as compensation for an approximate four month delay from the expiration date of Amendment No. 5 to the employment agreement to July 26, 2019, in addition to Mr. Akdag receiving a salary in accordance with his previous annual rate of $600,000, Mr. Akdag also received a one-time payment of $10,800 in full satisfaction of any lost amounts in earned dividends for restricted shares that would have been issued to Mr. Akdag on March 16, 2019 in connection with his compensation following the expiration date of Amendment No. 5 to the employment agreement.

On July 12, 2019, the Company and Mr. Akdag entered into Amendment No. 7 to Mr. Akdag’s employment agreement to amend the provision regarding termination following a change in control. See “Potential Payments on Termination and/or Change in Control” below, for a detailed description of the provisions regarding termination following a change in control.

On July 31, 2020, based on the recommendation of the Compensation Committee of the Board of Directors and the approval of the Board of Directors, the Company and Mr. Akdag entered into Amendment No. 8 to the employment agreement to amend certain provisions of the employment agreement including the extension of the term to the earlier of (i) the date of the Company’s 2021 annual stockholders’ meeting, or July 31, 2021, and an increase in salary from $607,880 to $626,860. Mr. Akdag was also granted 37,800 restricted shares of the Company's common stock to vest on July 31, 2021. Mr. Akdag’s compensation was based on the results of his fiscal 2020 performance goals, which included: (1) net revenue; (2) operating profit; (3) employee engagement survey, and (4) net promoter score which measures customer satisfaction with the Company.

Bruce Rosenbloom

We entered into an Amendment No. 1 to the offer letter with Mr. Rosenbloom, our CFO, in August 2017. The offer letter agreement has no specific term and constitutes at-will employment. Mr. Rosenbloom's annual base salary as of March 31, 2021 was $337,740, and he is eligible to receive annual bonus compensation and restricted stock awards under the 2016 Employee Plan.

Potential Payments on Termination and/or Change in Control

This section describes the payment that may be made to Mr. Akdag upon termination or change in control of the Company, (as both are described in his original employment agreement and amendments 6 and 7 thereto) pursuant to the original employment agreement and amendments thereto, and to Bruce S. Rosenbloom, CFO, pursuant to conditions of his employment letter dated May 30, 2001, as amended on August 24, 2017. As previously noted, on May 28, 2021, the Board of Director notified Mr. Akdag that the Company will not extend Mr. Akdag’s employment agreement with the Company and that his employment agreement would therefore end on July 30, 2021 in accordance with the scheduled end date of the agreement, and in connection therewith, on June 11, 2021, the Company and Mr. Akdag entered into a Separation Agreement and General Release which included severance benefits to Mr. Akdag as described above under “Employment Agreement and Other Agreements with Menderes Akdag, Chief Executive Officer and President, and Offer Letter with Bruce S, Rosenbloom, Chief Financial Officer and Treasurer”.

During the term of his employment agreement the Company can terminate the employment of Mr. Akdag either upon mutual consent, for cause, or without cause. If the Company should terminate Mr. Akdag’s employment agreement for cause, or if Mr. Akdag should voluntarily terminate his employment agreement (except as to a “constructive termination” or upon a change in control without "good reason" as described in the employment agreement), no severance benefits would be paid. The Board of Directors not renewing the CEO’s employment agreement is not considered a termination of employment.

If the Company should terminate Mr. Akdag’s employment agreement without cause, the Company would be required to give Mr. Akdag three months’ notice and continue to compensate him under the terms of the employment agreement during those three months. At the end of the three-month period, the Company would have to pay Mr. Akdag severance benefits consisting of a lump sum payment in the amount equal to his annual base salary at the rate in effect at the time of termination (currently $649,866) and continue to pay Mr. Akdag his annual base salary and benefits at the rate in effect at the time of termination through the remaining term of the employment agreement, and any previously granted but unvested restricted stock awards would immediately vest. In the event Mr. Akdag terminates his employment agreement for “constructive termination” (as defined in the employment agreement), such termination will be deemed a termination by the Company without cause and the Company would have to pay Mr. Akdag the severance benefits as provided for under a termination without cause.

In the event of a termination of the employment agreement due to the disability (as defined in the employment agreement) or death of Mr. Akdag, the Company would continue to pay Mr. Akdag or his estate, as applicable, the amount of Mr. Akdag’s annual base salary at the rate in effect at the time of termination for a period of one (1) year. In the event that a Change in Control (as defined in the employment agreement) of the Company shall occur at any time, Mr. Akdag shall have the right to terminate his employment for “good reason” under the employment agreement upon thirty (30) days written notice given at any time within one (1) year after the occurrence of such event, and upon such termination, Mr. Akdag shall be entitled to a one-time payment of two times his salary as of the date of such termination. “Good reason" is defined in the employment agreement as (a) a significant change in the nature or scope of the authorities, powers, functions, duties or responsibilities attached to Executive's position as described in Section 3; or (b) a material breach of the Agreement by the Company; or (c) a material reduction of the Executive's benefits under any employee benefit plan, program or arrangement (for Executive individually or as part of a group) of the Company as then in effect or as in effect on the Effective Date of the Agreement, which reduction shall not be effectuated for similarly situated employees of the Company; or (d) failure by a successor company to assume the obligations under the Agreement; or (e) a change in the Executive's principal office to a location outside Palm Beach or Broward County, Florida.

The Company can terminate the employment of Mr. Rosenbloom either upon mutual consent, for cause, or without cause. If the Company should terminate Mr. Rosenbloom’s employment without cause, the Company would be required to give Mr. Rosenbloom twelve months’ severance pay at his base salary (potential severance payment of $347,197), at the time of termination. In the event that a change of control (as defined in the employment letter, as amended) occurs, and within three months thereafter Mr. Rosenbloom is not offered a commensurate position with a salary commensurate with the duties and responsibilities of the position and/or he chooses to terminate his employment with the Company, such termination shall be considered “with good cause” and Mr. Rosenbloom will be entitled to the severance pay described above, provided however, that Mr. Rosenbloom provides the Company with written notice within sixty (60) days of the initial existence of the condition that he believes constitutes good cause in connection with a change of control specifically identifying the acts or omissions constituting the grounds therefor and a reasonable cure period of not less than thirty (30) days following the date of such notice.

Non-Compete and Non-Disclosure Agreements

Both Mr. Akdag and Mr. Rosenbloom are parties to a Non-Disclosure, Non-Compete and Non-Solicitation Agreement with the Company. Each executive agreed to keep in confidence any and all confidential business information the executive becomes aware of or learns or to which he has access during his employment with the Company which has not been publicly disclosed and is not a matter of common knowledge, both during and for two years after their employment. Each executive also agreed that upon termination of employment, each will not, for a period of two (2) years after such termination, either directly or indirectly, as a principal, officer, director, proprietor, employee, contractor, partner, investor (apart from owning stock in any publicly traded corporation so long as such ownership does not exceed five percent (5%) of the total value of the outstanding stock of such corporation), advisor, agent, representative or other participant engage in any business that is in actual or prospective competition with the Company, solicit or otherwise attempt to induce or solicit, or in any other manner influence, any current or future employee or vendor of the Company to terminate or modify his/her/its relationship with the Company, or solicit or otherwise attempt to induce or solicit, or in any other manner influence, any customer or prospective customer of the Company.

Limitation on Liability and Indemnification Matters

Our Bylaws contain provisions that limit the liability of our directors and executive officers for monetary damages to the fullest extent permitted by the Florida Business Corporation Act, and requires us to indemnify our directors and executive officers made or threatened to be made a party to an action or proceeding, by reason of the fact that he or she serves or served in such capacity at our request to the maximum extent not prohibited by the Florida Business Corporation Act or any other applicable law and allow us to indemnify other officers, employees, and other agents as set forth in the Florida Business Corporation Act or any other applicable law.

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Bylaws and other applicable law. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts actually and reasonably incurred by such person in any action or proceeding arising out of their services to us, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request, including liability arising out of negligence or active or passive wrongdoing by the officer or director. We believe that these Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors' and officers' liability insurance.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

CEO Pay Ratio

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee, excluding our CEO. For the fiscal year ended March 31, 2021 as determined under Item 402 of Regulation S-K under the Exchange Act (“Regulation S-K”):

• the median of the annual total compensation of all employees of our Company (other than our CEO) was $41,920; and

• the annual total compensation of our CEO was $2,194,586.

Based on this information, for fiscal 2021, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was 52:1. We believe this ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. As permitted by SEC rules, to identify our median employee, we selected total direct compensation as our consistently applied compensation measure, which we calculated as actual salary paid to our employees for fiscal 2021 (including overtime for hourly employees), actual bonus or sales commission earned by our employees in fiscal 2021, and the value of equity awards granted to our employees in fiscal 2021.

For any fulltime employees who were hired during the 2021 fiscal year, an estimated amount was used based on their hourly rate or annual salary. Further, we used March 31, 2021 as the date on which to determine our employee population and used the consistently applied compensation measure as described above to determine our median employee. In determining this population, we included all full-time and part-time employees other than our CEO. We did not include any contractors or workers employed through a third-party provider in our employee population. Based on this approach, we selected the individual who represented the median employee. We then calculated the annual total compensation for this individual using the same methodology we used for our named executive officers in our 2021 Summary Compensation Table.

Tax Deductibility

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount that we may deduct from our federal income taxes for compensation paid to certain executive officers, including our Named Executive Officers, to $1 million per executive officer per year. Prior law provided an exception to this deduction limit for compensation paid to our CFO and for certain "performance-based compensation." Effective for tax years beginning after December 31, 2017, this deduction limit applies to all of our Named Executive Officers and the exception for "performance-based compensation" is no longer available.

As a result, compensation paid to our Named Executive Officers in excess of $1 million is not deductible unless it qualifies for the transition relief applicable to certain compensation arrangements in place as of November 2, 2017, including stock options that were granted through such date, restricted stock awards that were granted to our CFO through such date, and restricted stock awards that were granted to others before April 1, 2015. Because of the limited availability of formal guidance under the transition relief provisions, we cannot guarantee that any compensation arrangements intended to qualify for exemption under Section 162(m) will actually receive this treatment.

While our Compensation Committee is mindful of the benefit to us of the full tax deductibility of compensation, our Compensation Committee believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our Named Executive Officers in a manner that can best promote our corporate objectives. Therefore, our Compensation Committee may approve compensation that may not be fully deductible because of the limits of Section 162(m). Our Compensation Committee intends to continue to compensate our Named Executive Officers in a manner it believes is consistent with the best interests of our Company and our stockholders.

DIRECTOR COMPENSATION

The Company’s compensation philosophy has historically been to provide employees, officers, and board members a compensation package in line with identified peer group companies.  The Company believes that it is important to give management and the Board members a financial stake in the Company to encourage decisions and actions that will benefit all stockholders. As such, all recipients of stock grants can participate equally in the gains and declines in the Company’s valuation.  Further, the philosophy has been to structure the Board of Directors’ compensation package more heavily weighted to actual stock price performance. Our Board of Directors reviews non-employee director compensation arrangements on a periodic basis. Apart from the increase in fiscal 2020 to the annual retainer fee for the Chair of the Board (see below), the Company’s Board determined to keep non-employee director compensation at the same level as the prior year, with all non-employee directors receiving the same compensation regardless of duties within the Board structure. The Company does not pay additional fees for committee chairs or committee membership, and no fees are paid for attending meetings.

Furthering the philosophy of rewarding non-employee directors based on the Company’s common stock price performance every year, non-employee directors receive a specific number of shares of common stock rather than a specific dollar amount, thus rewarding the non-employee directors for stock appreciation rather than issuing additional shares should the stock price drop. In addition, there is an annual vesting over a three-year time period, further incentivizing continuity and a long-term outlook to enhance stockholder value.   Any change in the total compensation levels shown for management and non-employee directors is reflective of the change in stock price year-to-year rather than any changes in the compensation philosophy or actual compensation plans of the Company. The Board and management believe that the philosophy of awarding share grants aligns employees’, officers’, and board members’ compensation to the benefit of all stakeholders.

Each non-employee member of our Board of Directors who is a sitting member of our Board of Directors as of the date of our annual stockholder meeting for each such year receives an annual retainer of $40,000, payable quarterly, and the Chair of the Board receives an additional annual retainer fee of $15,000, payable quarterly. Each of our non-employee directors also receives an annual grant of 7,500 shares of restricted stock on the date of our annual stockholders meeting of such year under the 2015 Director Plan.

The annual grant of shares of restricted stock to the non-employee directors vest equally over a three-year period, on the anniversary of issuance date (usually the date of the annual stockholder’s meeting) so long as the recipient is a director on such date. For the fiscal year ended March 31, 2021, each non-employee director was granted 7,500 restricted shares under the 2015 Director Plan on July 31, 2020. This grant will vest in one-third increments on July 31, 2021, 2022, and 2023. The Company also pays the reasonable travel and accommodation expenses of non-employee directors in connection with their participation in meetings of the Board of Directors.

Based on the recommendation of our Compensation Committee and approval of our Board of Directors, new non-employee directors will be eligible to receive a grant of 7,500 shares of restricted stock at the time of their election at the Company’s annual meeting of stockholders. New non-employee directors who are appointed mid-year will receive a prorated restricted share issuance for service from the date of their appointment through the occurrence of the date of the Company’s annual meeting of stockholders. Awards to new non-employee directors will vest equally over a three-year period, on the anniversary of issuance date so long as the recipient is a director on such date. Also, annual retainers for new non-employee directors are prorated during a director’s first year of service.

An independent compensation consultant was retained by the Compensation Committee in fiscal 2020 to ensure the current compensation plan for our non-employee directors was in line with industry standards, and optimal for the benefit of the Company and its stockholders.

The following table summarizes the compensation earned by and paid to the Company’s non-employee directors for the fiscal year ended March 31, 2021. The compensation paid to Mr. Akdag is shown under “Executive Compensation” in the table entitled “Fiscal 2021 Summary Compensation Table” and the related explanatory tables. Mr. Akdag does not receive any compensation for his service as a member of the Board.

FISCAL 2021 DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	All Other Compensation ($) (g)	Total ($) (h)

Leslie C.G. Campbell	$40,000	$234,000	$-	$274,000
Frank J. Formica	40,000	234,000	-	274,000
Gian M. Fulgoni	40,000	234,000	-	274,000
Ronald J. Korn	40,000	234,000	-	274,000
Robert C. Schweitzer (1)	55,000	234,000	-	289,000

(1) Mr. Schweitzer served on our Board of Directors until February 21, 2021.

The amounts reported in the Stock Awards column (column (c)) reflect the grant date fair value, associated with each director’s award under the 2015 Outside Director Equity Compensation Restricted Stock Plan, calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation).

The Company cautions that the amounts reported in the Fiscal 2021 Director Compensation table for stock awards reflect the vesting date fair value and may not represent the amounts that the directors will actually realize from the awards. Whether, and to what extent, a director realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the director’s continued service on the Board.

EQUITY COMPENSATION PLAN INFORMATION

2015 and 2016 Equity Compensation Restricted Stock Plans

Our Board of Directors and stockholders adopted the 2015 Outside Director Equity Compensation Restricted Stock Plan, effective July 24, 2015 (“Director Plan”) which authorized an amount of 400,000 shares as the maximum number of shares of common stock that may be awarded thereunder, with an automatic increase on the first trading day of January each calendar year during the term of the plan by an amount equal to ten percent (10%) of the total number of shares of common stock, with awards to be made until July 24, 2025. At March 31, 2021, the Company had 172,500 restricted common shares issued under the 2015 Director Plan.

Our Board of Directors and stockholders adopted the 2016 Employee Equity Compensation Restricted Stock Plan, effective July 29, 2016 (“Employee Plan”) which authorized an amount of 1,000,000 shares as the maximum number of shares of common stock that may be awarded thereunder, with awards to be made until July 29, 2026. At March 31, 2021, the Company had 219,039 restricted common shares issued under the 2016 Employee Plan.

Description of Equity Compensation Plans

Administration of Plans

The Employee Plan is administered by the Company’s Compensation Committee, which has the sole authority to (i) designate participants in the Employee Plan, (ii) determine the number of shares to be covered by grants under the Employee Plan, (iii) determine the terms and conditions of any grant under the Employee Plan, (iv) interpret and administer the Employee Plan, (v) establish, amend, suspend or waive rules and guidelines and appoint such agents as it deems appropriate for the administration of the Employee Plan, and (vi) make any other determination and take any other action that it deems necessary or desirable for administration of the Employee Plan. The Director Plan is administered by the Company’s Board of Directors, which has the sole authority to (i) grant shares under the Director Plan, (ii) interpret and administer the Director Plan, (iii) determine the terms and conditions of any grant under the Director Plan, (iv) establish, amend, suspend or waive rules and guidelines and appoint such agents as it deems appropriate for the administration of the Director Plan, and (v) make any other determination and take any other action that it deems necessary or desirable for administration of the Director Plan.

Awards and Vesting

The Compensation Committee has the authority to grant to Employee Plan participants awards of restricted stock that will be subject to such conditions, restrictions and contingencies as the Compensation Committee may impose. Pursuant to the Employee Plan, the minimum restricted period applicable to certain grants of restricted stock will be one year and the maximum restricted period will be ten years. Such restricted period would terminate under the following circumstances: the participant's total and permanent disability or the participant's death. Except as otherwise determined by the Compensation Committee, upon termination of employment for any reason during the applicable restriction period, all shares subject to restrictions granted under the Employee Plan will be forfeited and reacquired by the Company.

The Board of Directors has the authority to grant to Director Plan participants awards of restricted stock. Pursuant to the Director Plan, the minimum restricted period applicable to certain grants of restricted stock will be one year and the maximum restricted period will be ten years. Such restricted period would terminate under the following circumstances: the participant's total and permanent disability or the participant's death. Except as otherwise determined by the Board of Directors, if a participant shall cease to serve as an independent (outside) director for any reason during the applicable restriction period, all shares subject to restrictions granted under the Director Plan will be forfeited and reacquired by the Company.

Pursuant to the Director Plan, each person who is an independent director, following the Company’s annual meetings of stockholders each year will automatically be granted an award of 7,500 shares of common stock (subject to change with Board approval). The grant date with respect to each such award will be the date on which the award is granted.

Escrow of Stock Certificates

Certificates representing the restricted stock will be registered in the name of the participant, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and the Company will retain physical possession of the certificate in escrow until all restrictions have been lifted or requirements met.

Rights with Respect to Shares

During the period in which any shares of restricted stock granted under the Employee Plan or Director Plan are subject to any restrictions, the participant to whom such shares have been awarded will have all the rights of a stockholder with respect to such shares, including the right to vote such shares and the right to receive dividends on such shares.

Restrictions and Adjustments

Restricted stock grants under the Employee Plan and Director Plan may not be assigned, transferred or pledged by the participant, other than by will or the laws of descent and distribution (unless assigned or transferred to the Company) prior to the time at which all applicable restrictions imposed under the terms of the relevant award have expired, lapsed, or have been waived or satisfied.

In the event of any change in the Company’s common stock by reason of recapitalization, merger, consolidation, combination or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, (i) the numbers and class of shares covered by outstanding awards under the Employee Plan and Director Plan, and (ii) the aggregate number and class of shares available under the Employee Plan and Director Plan, would be adjusted by the Compensation Committee or Board of Directors, respectively. Any new, additional or different securities to which the participant is entitled with respect to an award by reason of such adjustment shall be deemed to be restricted stock and shall be subject to the same terms, conditions, and restrictions as the award so adjusted.

Change in Control

Pursuant to the Employee Plan and Director Plan, unless an award agreement expressly provides otherwise, upon the effective date of a “change in control” of the Company, any restricted period imposed on an award would immediately terminate. For purposes of the Employee Plan and Director Plan, a “change in control” means the happening of any of the following events:

●	any individual, entity or group becomes the owner of 20% or more of the Company’s outstanding common shares;

●

there occurs within any period of two consecutive years any change in the directors of the Company such that the members of the Company's Board of Directors prior to such change do not constitute a majority of the directors after giving effect to all changes during such two-year period unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period;

●

the Company is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another company or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such company or other entity immediately after such transaction is held in the aggregate by holders of the Company's common stock immediately before such transaction.

Amendment or Termination of Plans; Amendments to Awards

The Employee Plan may be amended, suspended, discontinued, or terminated by the Compensation Committee without the consent of any stockholder, plan participant, or other holder of an award under the Employee Plan, and the Director Plan may be amended, suspended, discontinued, or terminated by the Board of Directors without the consent of any stockholder, plan participant, or other holder of an award under the Director Plan. However, without the approval of stockholders, no such amendment, suspension, discontinuation or termination may be made that would increase the total number of shares available for awards under the plans, extend the duration of the plans, or materially increase the benefits accruing to participants under the plans.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2021, Robert C. Schweitzer (until his death), Ronald J. Korn, Gian M. Fulgoni, Frank J. Formica, and Leslie C.G. Campbell served on the Compensation Committee. None of our Compensation Committee members have ever been an officer or employee of the Company or of any of our subsidiaries and none of our executive officers have served on the compensation committee or board of directors of any company of which any of our directors is an executive officer. Accordingly, insiders do not participate in compensation decisions.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Board’s policy requires that transactions with related parties must be entered into in good faith on fair and reasonable terms that are no less favorable to the Company than those that would be available in a comparable transaction in arm’s-length dealings with an unrelated third party. We have adopted written Related Party Transaction Policies and Procedures to comply with Item 404 of Regulation S-K, under which our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related-party transaction with us without the approval of our Board. The Audit Committee of our Board is responsible for the review and recommendation to the Board for approval of all related party transactions. In connection with its review of a related party transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, and the extent of the related party’s interest in the related party transaction. A related party is not deemed to have a direct or indirect material interest in a transaction and such transaction is not a related party transaction under our policy if such related party’s interest in such transaction arises only from an ownership interest of less than one percent in, or as a director of, such entity that is a party to the transaction.

Our Board, by a vote of the disinterested directors, must approve all related party transactions that are recommended by the Audit Committee. Except as described below, since the beginning of the Company’s last fiscal year, the Company has not had, or been a party to, nor is there currently proposed, a transaction with a related party.

The Company’s Board Chairman, Gian Fulgoni serves on the board of directors of Prophet, a brand and marketing consulting company, which PetMed Express, Inc. engaged with in March 2021 for certain consulting services at a cost of $292,000. The Company expensed $32,000 in fiscal 2021, with the remaining $260,000 to be expensed in fiscal 2022. This transaction was approved by the Company’s Board of Directors, and the terms of this transaction were comparable to other engagements by Prophet.

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Florida law.

INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to the Board.

OTHER MATTERS

Our Board of Directors does not intend to present, or have any reason to believe others will present, any items of business other than those matters set forth in this Proxy Statement. If other matters are properly brought before the Board of Directors at the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with the recommendation of our Board of Directors.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

A copy of our Annual Report on Form 10-K for the year ended March 31, 2021, exclusive of certain exhibits filed with the SEC, accompanies this Proxy Statement. These exhibits, as well as our quarterly reports on Form 10-Q, current reports of Form 8-K and other information filed by the Company with the SEC, are available to the public free of charge over the internet at our website at www.1800petmeds.com under the section “About Us” located at the bottom of the page or at the SEC's web site at www.sec.gov, or upon written request to the Corporate Secretary, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 or by contacting Investor Relations at 1-800-738-6337. Our SEC filings are available through our website as soon as reasonably practicable after we have electronically filed or furnished them to the SEC. The information on our website is not a part of this Proxy Statement.

Delray Beach, Florida June 18, 2021	By Order of the Board of Directors, /S/ MENDERES AKDAG MENDERES AKDAG Chief Executive Officer, President, Director

1-800-PetMeds

America's Most Trusted Pet Pharmacy

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at http://viewproxy.com/1800petmeds/2021

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 22, 2021 to facilitate timely delivery.

Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS AND VOTE IN PERSON.

To the Stockholders of PETMED EXPRESS, INC.

Notice is hereby given that the 2021 Annual Meeting of Stockholders of PetMed Express, Inc. will be held on July 30, 2021 at 1:00 p.m. Eastern Time at the Company's Headquarters, 420 South Congress Avenue, Delray Beach, Florida 33445 for the following purposes:

1. To elect five (5) Directors to the Board of Directors:

   Nominees: 01 Leslie C.G. Campbell, 02 Peter S. Cobb, 03 Gian M. Fulgoni, 04 Ronald J. Korn, and 05 Jodi Watson
2. An advisory (non-binding) vote on executive compensation;
3. To ratify the appointment of RSM US LLP as the independent registered public accounting firm for the Company to serve for the 2022 fiscal year;
4. To consider and vote upon a stockholder proposal regarding mandatory retirement age for directors, if properly presented at the Annual Meeting.

The Board of Directors unanimously recommends a vote "FOR" all nominees listed, and "FOR" items 2 and 3 and "AGAINST" Item 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

INTERNET — To view your proxy materials online, go to http://viewproxy.com/1800petmeds/2021. Have the 11 digit control number available when you access the website and follow the instructions.

TELEPHONE — **877-777-2857 TOLL FREE**

E-MAIL — requests@viewproxy.com

* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

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1-800-PetMeds®
America's Most Trusted Pet Pharmacy

The following proxy materials are available to you to review at: http://viewproxy.com/1800petmeds/2021

- 2021 Proxy Statement
- 2021 Annual Report

If you require directions to the 2021 PetMed Express, Inc.
Annual Meeting of Stockholders, please call 1-800-738-6337, ext. 8195

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.
You must reference your control number to vote by internet or request hard copy.

**You May Vote Your Proxy When You View The Material On The Internet.
You Will Be Asked To Follow The Prompts To Vote Your Shares.**

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call **1-877-777-2857**

or

By logging onto http://viewproxy.com/1800petmeds/2021

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.

PETMED EXPRESS, INC.

The undersigned hereby appoints Bruce S. Rosenbloom and Wendy Zalai, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote the undersigned's shares of PetMed Express, Inc. Common Stock at the Annual Meeting of Stockholders of PetMed Express, Inc. to be held on Friday, July 30, 2021 at 1:00 P.M. Eastern Time, at the Company's Headquarters, Delray Beach, Florida, 33445 and at any adjournment(s) or postponement(s) thereof upon matters set forth in the proxy statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed hereof by the Stockholder.

If no direction is made, this proxy will be voted "FOR" all nominees listed in Item 1, and "FOR" Items 2 and 3 and "AGAINST" Item 4.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

To include any comments, please mark this box. ☐

To change your address, please mark this box. ☐

FOLD AND DETACH HERE

1-800-PetMeds®
America's Most Trusted Pet Pharmacy

PETMED EXPRESS, INC. ADMISSION TICKET

2021 ANNUAL MEETING OF STOCKHOLDERS
FRIDAY, JULY 30, 2021 AT 1:00 P.M. ET

THIS TICKET MUST BE PRESENTED TO ENTER THE MEETING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held July 30, 2021
This Proxy Statement and our 2021 Annual Report to Stockholders are available at:
http://www.viewproxy.com/1800petmeds/2021

Votes must be indicated (x) in Black or Blue Ink. ☒

The Board of Directors unanimously recommends a vote "FOR" all nominees listed in Item 1:

1. To elect five (5) Directors to the Board of Directors:

Nominees:	FOR	AGAINST	ABSTAIN
(01) Leslie C.G. Campbell	☐	☐	☐
(02) Peter S. Cobb	☐	☐	☐
(03) Gian M. Fulgoni	☐	☐	☐
(04) Ronald J. Korn	☐	☐	☐
(05) Jodi Watson	☐	☐	☐

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

CONTROL NUMBER

I plan on attending the meeting. ☐

Dated:____________________, **2021**

Signature ______________________________

Signature ______________________________

The signature of this Proxy should correspond exactly with the stockholder's name as printed to the left. In case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

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PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.fcrvote.com/PETS

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 866-402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.